SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 22, 2003
                                                          ------------------


                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-9624            22-2332039
----------------------------       ------------     -------------------
(State or other jurisdiction       (Commission      (I.R.S. Employer
     of incorporation)             File Number)     Identification No.)


                              211 Benigno Boulevard
                           Bellmawr, New Jersey 08031
               ------------------------------------------------
              (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: 856-931-8163

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 5.   Other Events and Required FD Disclosure.

     On September 12, 2003, the United States Bankruptcy Court for the Southern District of Florida (Palm Beach Division) issued an order confirming the Amended Joint Chapter 11 Plan of Reorganization (the "Plan") in the Chapter 11 Cases of ITG Vegas, Inc., the Registrant's wholly owned subsidiary, and an affiliated entity, MJQ Corporation (the sole stockholder of which is Francis W. Murray, the Registrant's Chairman and Chief Executive Officer) (ITG Vegas, Inc. and MJQ Corporation being hereinafter called the "Debtors"). ITG Vegas, Inc. is the Registrant's principal operating subsidiary. It operates the vessel Palm Beach Princess (the "Vessel"), a casino and entertainment cruise ship based at the Port of Palm Beach, Florida. The Vessel is owned by MJQ Corporation and chartered, under a bareboat charter, to ITG Vegas, Inc. The Plan is a plan of reorganization under Chapter 11 of the Bankruptcy Code which was jointly proposed by the Debtors.

     On the effective date of the Plan (the "Effective Date"), all claims, debts, liens, security interests and encumbrances of and against the Debtors and against all property of their respective bankruptcy estates, which arose before confirmation will be discharged, except as otherwise provided in the Plan or confirmation order. Post-confirmation, each of the Debtors will continue as reorganized debtors. Copies of the Plan and modification thereof are attached as Exhibits hereto.

     The Plan includes the following principal features:

     1. On the Effective Date, all Allowed Administrative Expense Claims and all Allowed Priority Tax Claims and Allowed Priority Non-Tax Claims will be paid in full (to the extent not already paid).

     2. All pre-petition non-insider (non-affiliate), non-insured unsecured debt of the Debtors will be paid in two installments, one-half on the Effective Date and one-half (with interest thereon at 8% per year from the Effective Date) on the six month anniversary of the Effective Date. The holders of such unsecured pre-petition debt will receive security interests in the cash bank maintained on board the Vessel (approximately $700,000) and in all of the shore side furniture and equipment to secure the Plan payments to them. In addition, an amount equal to $70,000 will be paid monthly into escrow as further collateral for the holders of such debt.

     3. All non-insider claims covered by insurance will be entitled to payment in accordance with the insurance coverages. There are no policy limits on the Debtors' liability coverages and the holders of these claims will be required to pursue the insurance proceeds for payment, except with respect to the deductible, for which the Debtors shall remain obligated.

     4. The Debtor's principal creditor, Donald F. Conway as Chapter 11 Trustee for the Bankruptcy Estate of Robert E. Brennan (the "Brennan Trustee"), will receive payment in full of all obligations over a period not to exceed three years. Significantly, the Debtors' obligations to the Brennan Trustee have been combined with the Registrant's indebtedness to the Brennan Trustee, for all of which the Debtors and the Registrant will be jointly and severally liable. All of the obligations to the Brennan Trustee will be secured by a first priority ship mortgage against the Vessel and, with certain exceptions, first priority security interests in all of the other assets of the Debtors, subject to the security interests being granted in favor of the pre-petition unsecured creditors as described in paragraph 2 above.

     5. The payment obligations to the Brennan Trustee will consist of the following:

     (a) The balance of the purchase price that had been payable by ITG Vegas for the purchase of the ship mortgage against the Vessel, in the amount of $9,750,000;

     (b) The balance of the Registrant's indebtedness to the Brennan Trustee in respect of the purchase of stock in the Registrant, in the principal amount of $1,511,035.70, plus interest thereon from December 13, 2002 to January 23, 2003 at 9% per annum and thereafter at 11% per annum until the Effective Date;

     (c) A new obligation of the Registrant for the purchase of an additional 450,000 shares of the Registrant's stock from the Brennan Trustee, at $0.50 per share, or $225,000;

     The amounts described in subparagraphs (a), (b) and (c) are collectively called the "Payment Obligations". A forbearance fee of $350,000 also shall accrue to the Brennan Trustee on the Effective Date, of which $100,000 will be payable on the Effective Date and the balance ($250,000) will be due on the earliest to occur of the date the Payment Obligation is paid in full, the third anniversary of the Effective Date, or any date on which ITG Vegas shall have monitized its receivable from OC Realty, LLC, an affiliate of the Registrant's Chairman and CEO.

     The Payment Obligation shall accrue interest at 12% per annum. Monthly payments of $400,000 will be required to be made to the Brennan Trustee, to be applied first to interest accrued and then to principal. In addition, the Brennan Trustee shall be entitled to payment of a Stay Bonus in the amount of $200,000 if the Payment Obligation shall not have been paid in full within 12 months after the Effective Date, and an additional $100,000 if the Payment Obligation shall not have been paid in full within 24 months after the Effective Date. Beginning with ITG Vegas' 2004 internal accounting year (commencing December 29, 2003) and annually thereafter, 75% of ITG Vegas' Free Cash Flow (as defined in the Plan) for the period shall be paid to the Brennan Trustee as a Sweep Payment, to be applied first to accrued and unpaid interest, then to principal on the Payment Obligation, and thereafter to any unpaid Forbearance Fee and Stay Bonuses.

     6. Restrictions are imposed under the Plan on ITG Vegas making payments to affiliated entities, including the Registrant. Payment of indebtedness to affiliated entities of ITG Vegas generally will be subordinated to the payment in full of all liabilities to the Brennan Trustee and intercompany advances and transfers from ITG to affiliated entities generally will be prohibited, except that, if no default exists in the obligations to the Brennan Trustee, (i) $50,000 per month may be paid by ITG Vegas to MJQ Corporation in respect of the bareboat charter fee for use of the Vessel and (ii) $100,000 per month will be permitted to be paid by ITG Vegas to the Registrant under the Tax Sharing Agreement between them. The Registrant will enter into a Tax Sharing Agreement with ITG Vegas effective on the Effective Date, pursuant to which ITG Vegas will compensate the Registrant for the tax savings realized as a result of ITG Vegas's inclusion in the Registrant's consolidated group of companies for federal income tax purposes, in the amount of $100,000 per month, provided that no such payments are permitted to be made if any default exists in respect of the obligations to the Brennan Trustee.

     The maximum amount of funds permitted to be upstreamed by ITG Vegas to the Registrant is $100,000 per month under the Tax Sharing Agreement (and, beginning in 2005, 25% of ITG's annual Free Cash Flow, as defined). The Registrant has no other source of funds presently available. For these reasons, and since the $100,000 per month tax sharing payment will be suspended at any time when the Debtors are not current in payment of their obligations to the Brennan Trustee, no assurance can be given that the Registrant will be able to function as a going concern and pay its debts as they become due.

     The foregoing summary of the Plan, the Payment Obligations to the Brennan Trustee and the terms thereof are not intended to be complete. For further information about the Payment Obligations and collateral therefor, the covenants of the Registrant and the Debtors, events of default and other terms agreed to in principle among the Debtors, the Registrant and the Brennan Trustee, reference is made to the Term Sheet for Plan of Reorganization which is attached as Exhibit A to the Plan.

     ITG Vegas and the Registrant are attempting to negotiate a document entitled Amendment to Master Settlement Agreement with the Brennan Trustee, which would incorporate the above-described terms and other modifications to the Master Settlement Agreement previously entered into by the Brennan Trustee, the Registrant, Palm Beach Princess, Inc. (predecessor of ITG Vegas, Inc.), MJQ
Corporation and others. In the event the parties are unable to reach a definitive amendment agreement in that respect, the Term Sheet attached as Exhibit A to the Plan, together with certain additions and clarifications announced on the record at the confirmation hearing, will remain in effect as the modification to Master Settlement Agreement. 7. All of the outstanding shares of stock in ITG Vegas are owned by International Thoroughbred Gaming Development Corporation ("ITGD"), which is a wholly owned subsidiary of the Registrant. While ITGD will pledge all of its shares of stock in ITG Vegas as additional collateral to the Brennan Trustee, in all other respects the Registrant's indirect stock ownership of ITG Vegas is not affected by the Plan.

     By reaching the foregoing consensual plan of reorganization by agreement with the Brennan Trustee, the Debtors have avoided the costs and delays of a contested confirmation hearing with their largest creditor and developed a Plan believed to be feasible.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     Exhibit 2.1 Joint Amended Plan of Reorganization of ITG Vegas, Inc. and MJQ Corporation, with Exhibit A thereto (Term Sheet for Plan of Reorganization).

     Exhibit  2.2  First   Modification   to  Debtors'  Joint  Amended  Plan  of
Reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL THOROUGHBRED
                                           BREEDERS, INC.

                                           By:/s/Francis W. Murray
                                           ----------------------------
                                           Francis W. Murray, President

Date:  September 22, 2003

                                  EXHIBT INDEX


Exhibit No.                  Description of Document
-----------                  -----------------------

2.1  Joint  Amended  Plan  of   Reorganization   of  ITG  Vegas,  Inc.  and  MJQ
     Corporation,   with   Exhibit   A   thereto   (Term   Sheet   for  Plan  of
     Reorganization).

2.2  First Modification to Debtors' Joint Amended Plan of Reorganization.

                                                                    EXHIBIT 2.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                              (Palm Beach Division)



-----------------------------------------x
                                         :     Chapter 11 Case No.
In re                                    :
                                         :     03-30038-BKC-PGH
ITG VEGAS, INC.,                         :
                                         :
              Debtor.                    :
                                         :
-----------------------------------------x
In re                                    :
                                         :     Chapter 11 Case No.
MJQ CORPORATION,                         :
                                         :     03-30039-BKC-PGH
              Debtor.                    :
                                         :
-----------------------------------------x
      --------------------------------------------------------------------

            DEBTORS' AMENDED JOINT CHAPTER 11 PLAN OF REORGANIZATION


KOZYAK TROPIN & THROCKMORTON,P.A.
Attorneys for ITG Vegas, Inc. and
MJQ Corporation
2800 Wachovia Financial Center
200 South Biscayne Boulevard
Miami, Florida  33131-2335
Tel: (305)372-1800
Fax: (305)372-3508
John W. Kozyak, Esq.
Laurel M. Isicoff, Esq.

                                TABLE OF CONTENTS


                                                                         PAGE

TABLE OF CONTENTS...........................................................i

INTRODUCTION................................................................1

ARTICLE I        DEFINITIONS, INTERPRETATION AND EXHIBITS...................1
    Section 1.01   Definitions..............................................1
    Section 1.02   Rules of Interpretation.................................13
    Section 1.03   Time Computations.......................................13
    Section 1.04   Exhibits................................................13

ARTICLE II       CLASSIFICATION OF CLAIMS AND INTERESTS....................14
    Section 2.01   Generally...............................................14
    Section 2.02   Unclassified Claims.....................................14
    Section 2.03   Unimpaired Classes......................................14
    Section 2.04   Impaired Classes Entitled to Vote.......................14

ARTICLE III      PROVISIONS FOR TREATMENT OF CLASSES OF CLAIMS AND
                 INTERESTS.................................................15
    Section 3.01   Satisfaction of Claims and Interests....................15
    Section 3.02   Administrative Expense Claims...........................15
    Section 3.03   Priority Tax Claims.....................................16
    Section 3.04   Class 1 Priority Non-Tax Claims.........................16
    Section 3.05   Class 2 Secured Claims..................................17
    Section 3.06   Class 3.1  Unsecured Claims.............................19
    Section 3.07   Class 4 - Interests.....................................20

ARTICLE IV       FUNDING OF THE PLAN.......................................21
    Section 4.01   Effective Date Payments.................................21

ARTICLE V        ACCEPTANCE OR REJECTION OF THE PLAN; CRAMDOWN.............22
    Section 5.01   Acceptance by an Impaired Class of Creditors............22
    Section 5.02   Acceptance by an Impaired Class of Interest Holders.....22
    Section 5.03   Voting Classes..........................................22
    Section 5.04   One Vote Per Holder.....................................22
    Section 5.05   Cramdown................................................22

ARTICLE VI       PROVISIONS GOVERNING DISTRIBUTIONS UNDER THE
                 PLAN......................................................23
    Section 6.01   Timing of Distributions.................................23
    Section 6.02   Delivery of Distributions...............................23
    Section 6.03   Method of Cash Distributions............................23
    Section 6.04   Failure to Negotiate Checks.............................23
    Section 6.05   Unclaimed Distributions.................................23

    Section 6.06   Limitation on Distribution Rights.......................24
    Section 6.07   Compliance With Tax Requirements........................24
    Section 6.08   De Minimis Distributions................................24
    Section 6.09   Setoffs.................................................24
    Section 6.10   Documentation Necessary to Release Liens................24
    Section 6.11   Allocation Between Principal and Accrued Interest.......25
    Section 6.12   Saturday, Sunday and Legal Holiday......................25

ARTICLE VII      EXECUTORY CONTRACTS AND UNEXPIRED LEASES;
                 INDEMNIFICATION OBLIGATIONS; BENEFIT PROGRAMS.............25
    Section 7.01   Treatment of Executory Contracts and Unexpired Leases...25
    Section 7.02   Cure Amounts............................................25
    Section 7.03   Claims for Rejection Damages............................26
    Section 7.04   Objections to and Treatment of Rejection Claims.........26
    Section 7.05   Executory Contracts and Unexpired Leases Entered Into
                   and Other Obligations Incurred After the Petition Date..26
    Section 7.06   Benefit Programs........................................26
    Section 7.07   Employment Agreements...................................27

ARTICLE VIII     MEANS FOR IMPLEMENTATION OF THE PLAN......................27
    Section 8.01   Corporate Action........................................27
    Section 8.02   Operations Between the Confirmation Date and the
                   Effective Date..........................................27
    Section 8.03   Revesting of Assets and Property in the Reorganized
                   Debtors.................................................27
    Section 8.04   Causes of Action........................................28
    Section 8.05   Reorganized Debtors' Post-Effective Date
                   Responsibilities and Powers.............................28
    Section 8.06   Compensation............................................28

ARTICLE IX       PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS
                 GOVERNING DISTRIBUTIONS...................................29
    Section 9.01   Objections to Claims and Interests......................29
    Section 9.02 Amendments to Claims and Requests for Payment of Administrative Expense Claims; Claims Filed
                   After the Bar Dates.....................................29
    Section 9.03   No Payment or Distribution Pending Allowance............30
    Section 9.04   Disputed Distribution...................................30
    Section 9.05   Estimation..............................................30
    Section 9.06   Resolution of Disputed Claims and Interests.............30

ARTICLE X        BAR DATES FOR UNSECURED CLAIMS, ADMINISTRATIVE
                 CLAIMS AND PROFESSIONAL CLAIMS............................31
    Section 10.01  Effect of Bar Date for Certain Claims...................31
    Section 10.02  Bar Date for Certain Administrative Expense Claims......31
    Section 10.03  Bar Date for Professionals..............................31

ARTICLE XI       CONSUMMATION OF THE PLAN..................................32
    Section 11.01  Confirmation Order......................................32
    Section 11.02  Conditions to Consummation..............................32

ARTICLE XII      OPERATION AND MANAGEMENT OF THE REORGANIZED
                 DEBTORS...................................................32
    Section 12.01  Continuation of Business................................32
    Section 12.02  Initial Management of Reorganized Debtors...............33
    Section 12.03  Tax Sharing Agreement...................................32
    Section 12.04  Use of Other Available Cash.............................32
    Section 12.05  Dividends to MJQ Interest Holder........................32

ARTICLE XIII     EFFECTS OF CONFIRMATION...................................33
    Section 13.01  Discharge...............................................33
    Section 13.02  Distributions in Complete Satisfaction..................34
    Section 13.03  Injunction..............................................34
    Section 13.04  Other Documents and Actions.............................34
    Section 13.05  Term of Injunctions or Stays............................34
    Section 13.06  Preservation of Insurance...............................34
    Section 13.07  Guaranties..............................................34
    Section 13.08  Waiver of Subordination Rights..........................35
    Section 13.09  No Successor Liability..................................35

ARTICLE XIV      RETENTION OF JURISDICTION.................................35
    Section 14.01  Exclusive Jurisdiction of Bankruptcy Court..............35
    Section 14.02  Non-Exclusive Jurisdiction of Bankruptcy Court..........37
    Section 14.03  Failure of Bankruptcy Court to Exercise Jurisdiction....38

ARTICLE XV       MISCELLANEOUS PROVISIONS..................................38
    Section 15.01  Binding Effect of the Plan..............................38
    Section 15.02  Withdrawal of the Plan..................................38
    Section 15.03  Final Order.............................................38
    Section 15.04  Modification of the Plan................................38
    Section 15.05  Business Days...........................................39
    Section 15.06  Severability............................................39
    Section 15.07  Governing Law...........................................39
    Section 15.08  Dissolution of the Committee............................39
    Section 15.09  Payment of Statutory Fees...............................39
    Section 15.10  Notices.................................................40
    Section 15.11  Filing of Additional Documents..........................41
    Section 15.12  Time....................................................41
    Section 15.13  No Interest.............................................41
    Section 15.14  No Attorneys' Fees......................................41
    Section 15.15  Defenses with Respect to Unimpaired Claims..............41
    Section 15.16  No Injunctive Relief....................................42
    Section 15.17  Continued Confidentiality Obligations...................42
    Section 15.18  No Admissions...........................................42

    Section 15.19  Entire Agreement........................................42
    Section 15.20  Waiver..................................................42
    Section 15.21  Plan Supplement.........................................42

CONFIRMATION REQUEST.......................................................42

                                  INTRODUCTION

     Debtors' Amended Joint Chapter 11 Plan of Reorganization, dated July 10, 2003 (the "Plan"), is proposed by the Debtors-in-Possession, ITG Vegas, Inc. ("ITG") and MJQ Corporation ("MJQ") (collectively "Debtors").

     For a discussion of the Debtors' history, businesses, results of operations, financial information, projections for future operations, risk factors and properties, and for a summary and analysis of the Plan and related matters, reference should be made to the Debtors' Amended Disclosure Statement In Support Of The Amended Plan, dated July 10, 2003 (the "Disclosure Statement"), filed by the Debtors with the Bankruptcy Court. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

     ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN. SUBJECT TO CERTAIN RESTRICTIONS AND REQUIREMENTS SET FORTH IN SECTION 1127 OF THE BANKRUPTCY CODE, BANKRUPTCY RULE 3019, AND IN THE PLAN, THE DEBTORS RESERVE THE RIGHT TO ALTER, AMEND, MODIFY, REVOKE OR WITHDRAW THE PLAN, OR ANY PART THEREOF, PRIOR TO ITS SUBSTANTIAL CONSUMMATION.

     Except as otherwise provided, capitalized terms herein shall have the meanings set forth in Article I of the Plan, of if not provided in the Plan, as set forth in the Disclosure Statement.

                                    ARTICLE I

                    DEFINITIONS, INTERPRETATION AND EXHIBITS

     Section 1.01 Definitions. Unless the context requires otherwise, the following terms shall have the following meanings whether presented in the Plan or the Disclosure Statement with initial capital letters. Such meanings shall be equally applicable to both the singular and plural forms of such terms, unless the context requires otherwise. Any term used in the initial capitalized form that is not defined in the Plan but that is defined in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning ascribed to such term by the Bankruptcy Code or the Bankruptcy Rules. As used herein:

     "Additional Principal Payments" shall have the meaning set forth in the MSA Modification Agreement.

     "Administrative Expense Claim" means, with Priority Tax Claims and Class 1 Claims, a Claim for (a) any cost or expense of administration (including, without limitation, the fees and expenses of Professionals) of the Chapter 11 Case asserted or arising under sections 503, 507(a)(1), or 507(b) of the Bankruptcy Code, including, but not limited to (i) any actual and necessary postpetition cost or expense of preserving the Estate or operating the business of the Debtors, (ii) any payment to be made under the Plan to cure any default on an assumed executory contract or assumed unexpired lease, (iii) any postpetition cost, indebtedness or contractual obligation duly and validly incurred or assumed by the Debtors in the ordinary course of the Business, (iv) compensation or reimbursement of expenses of Professionals to the extent Allowed by the Bankruptcy Court under section 330 or section 331 of the Bankruptcy Code, and (v) all Allowed Claims that are entitled to be treated as Administrative Expense Claims pursuant to a Final Order of the Bankruptcy Court under section 546(c)(2)(A) of the Bankruptcy Code; and (vi) any fee or charge assessed against the Estate under section 1930 of title 28 of the United States Code. Notwithstanding the foregoing, accrued but unpaid bareboat charter fees owed by ITG Vegas to MJQ shall not constitute an Administrative Expense for purposes of this definition and shall not be paid except as otherwise agreed to by the Brennan Trustee.

     "Administrative Expense Claims Bar Date" means the date (or dates), if any, to be set by the Bankruptcy Court as the last day for filing all requests for payment of Administrative Expense Claims.

     "Affiliate" has the meaning set forth in section 101(2) of the Bankruptcy Code.

     "Allowed" means with respect to any Claim (other than a Disputed Claim) or any Interest (a) any Claim, proof of which was timely filed with the Bankruptcy Court or its duly appointed claims agent, or, by Final Order of the Bankruptcy Court, was not required to be filed; (b) any Claim or Interest that has been, or hereafter is, listed in the Schedules as liquidated in an amount other than zero and not disputed or contingent, and, in the case of (a) and (b) above, as to which either (i) no Objection to the allowance thereof has been filed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (ii) the Claim or Interest has been allowed by a Final Order of the Bankruptcy Court or the Plan (but only to the extent so allowed); (c) any Claim or Interest which has been allowed under the provisions of the Plan (but only to the extent so allowed); or (d) any Claim which is a Professional Claim for which a fee award amount has been approved by Final Order of the Bankruptcy Court.

     "Allowed Administrative Expense Claim" means an Administrative Expense Claim that is Allowed.

     "Allowed Claim" means a Claim that is Allowed.

     "Allowed Class __ Claim" means, with respect to any specified Class or type of Claim, whether classified or unclassified, that the referenced Claim is an Allowed Claim.

     "Allowed Interest" means an Interest that is Allowed.

     "Assets" means those assets that are necessary or desirable for the operation of the Business conducted by the Debtors as of the Effective Date.

     "Assumption/Rejection Deadline" means the date by which the Debtors must decide whether they will assume or reject an unexpired lease or executory contract under section 365, or other applicable provisions, of the Bankruptcy Code, or any order of the Bankruptcy Court.

     "Avoidance Actions" means any and all causes of action which a trustee, debtor-in-possession, the estate or other appropriate party in interest may assert under sections 502, 510, 522(f), 522(h), 542, 543, 544, 545, 547, 548,
549, 550, 551, 553 and 724(a) of the Bankruptcy Code (other than those which are released or dismissed as part of and pursuant to the Plan), including the Debtors' rights of setoff, recoupment, contribution, reimbursement, subrogation or indemnity (as those terms are defined by the non-bankruptcy law of any relevant jurisdiction) and any other direct or indirect claim of any kind whatsoever, whenever and wherever arising or asserted.

     "Ballot" means the form of approved ballot accompanying the approved Disclosure Statement upon which Holders of Impaired Claims or Impaired Interests entitled to vote on the Plan shall indicate their acceptance or rejection of the Plan in accordance with the instructions regarding voting.

     "Balloting Deadline" means the date and time fixed by the Bankruptcy Court by which Ballots must have been filed to be counted.

     "Bankruptcy Code" means the United States Bankruptcy Code, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as in effect on the Petition Date, together with all amendments and modifications thereto.

     "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of Florida or, if such court ceases to exercise jurisdiction over this proceeding, the court or adjunct thereof that exercises jurisdiction over the Chapter 11 Cases.

     "Bankruptcy Rules" means (i) the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended and promulgated under section 2075 of title 28 of the United States Code, (ii) the applicable Federal Rules of Civil Procedure, as amended and promulgated under section 2072 of title 28 of the United States Code, (iii) the applicable Local Rules of Civil Practice and Procedure of the United States District Court for the Southern District of Florida, (iv) the applicable Local Rules for the United States Bankruptcy Court for the Southern District of Florida, and (v) any standing orders governing practice and procedure issued by the Bankruptcy Court, each as in effect on the Petition Date, together with all amendments and modifications thereto that were subsequently made applicable to the Chapter 11 Case or proceedings therein, as the case may be.

     "Bar Date" is the date set by the Bankruptcy Court as the last day for filing a Proof of Claim against the Debtors in the Chapter 11 Cases.

     "Bar Date Order" is the Order of the Bankruptcy Court establishing the Bar Date, including without limitation any Order resetting the Bar Date.

     "Beneficial Holder" means the entity holding the beneficial interest in a Claim or Interest.

     "Brennan Trustee" means Donald F. Conway, Chapter 11 Bankruptcy Trustee for the Chapter 11 Bankruptcy Estate of Robert E. Brennan.

     "Brennan Trustee Claim" means the claim of the Brennan Trustee, which totals $9,750,000 unreduced by the Court-ordered adequate protection payments.

     "Brennan Trustee Payment Obligations" means, collectively, the Brennan Trustee Claim and the Brennan Trustee Stock Obligation.

     "Brennan Trustee Stock Obligation" means ITB's payment obligation to the Brennan Trustee in the amount of $1,511,035.70 plus interest thereon at a rate per annum of 9% from December 13, 2002 through January 23, 2003, and at a rate per annum of 11% from and after January 24, 2003, plus $225,000, payable (with interest) in accordance with the MSA Modification Agreement.

     "Business" means the Debtors' business conducted under the name Palm Beach Casino Line, which business is five or six hour coastal cruises aboard the Vessel, which sails twice daily from the Port of Palm Beach, Florida.

     "Business Day" means any day which is not a Saturday, a Sunday, a "legal holiday" as defined in Bankruptcy Rule 9006(a), or a day on which banking institutions in the State of Florida are authorized or obligated by law, executive order or governmental decree to be closed.

     "Calendar Quarter" means a three (3) month period ending on any March 31, June 30, September 30 or December 31, provided that the first Calendar Quarter shall be deemed to be the period commencing on the Effective Date and ending on the first day that is (x) the last day of such a three (3) month period and (y) more than sixty days after the Effective Date.

     "Cash" means money, currency and coins, negotiable checks, balances in bank accounts and other lawful currency of the United States of America and its equivalents.

     "Cash on Board" means the Cash kept on board the Vessel for casino operations and petty cash.

     "Causes of Action" means any and all actions, claims, rights, defenses, third-party claims, damages, executions, demands, crossclaims, counterclaims, suits, causes of action, choses in action, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment, accounts receivable, notes receivable and claims whatsoever, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, uncontingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly, indirectly or derivatively, at law, in equity or otherwise, accruing to the Debtors.

     "Chapter 11 Cases" means the cases under chapter 11 of the Bankruptcy Code commenced by the Debtors, and in the singular refers to each Debtor's Chapter 11 Case.

     "Claim" means, as against the Debtors, (i) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, Disputed, undisputed, legal, equitable, secured or unsecured; or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, Disputed, undisputed, secured or unsecured.

     "Claim Objection Deadline" means, unless extended by the Court, the date to be set by order of the Bankruptcy Court for filing objections to claims.

     "Claims Bar Date" means the date set by the Court as the deadline to file Claims in these Cases, which was May 22, 2003.

     "Class" means each class, subclass or category of Claims or Interests as classified in Article IV of the Plan.

     "Committee" means the Official Committee of Unsecured Creditors appointed in the Chapter 11 Case by the UST, as the membership of such committee may be from time to time constituted and reconstituted.

     "Confirmation" means the entry by the Bankruptcy Court of the Confirmation Order.

     "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Case within the meaning of Bankruptcy Rules 5003 and 9021.

     "Confirmation Hearing" means the hearing held before the Bankruptcy Court to consider Confirmation of the Plan pursuant to sections 1128 and 1129 of the Bankruptcy Code.

     "Confirmation Order" means the order entered by the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

     "Creditor" means any Person that is the Holder of any Claim against the Debtors.

     "Day(s)" means, unless expressly otherwise provided, calendar day(s).

     "Debtors" or "Debtors-in-Possession" means the Debtors MJQ and ITG Vegas.

     "Deficiency Claim" means any portion of a Claim to the extent (i) the value of the Holder's interest in the applicable Estate's interest in the Property securing such Claim is less than the amount of the Claim or (ii) the amount of a Claim subject to setoff is less than the Allowed Amount of the Claim, each as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code.

     "Disallowed" means, with respect to any Claim or Interest or portion thereof, any Claim against or Interest in the Debtors which (i) has been disallowed, in whole or part, by a Final Order of the Bankruptcy Court, (ii) has been withdrawn by agreement of the Debtors and the Holder thereof, in whole or in part, (iii) has been withdrawn, in whole or in part, by the Holder thereof,
(iv) if listed in the Schedules as zero or as Disputed, contingent or unliquidated and in respect of which a Proof of Claim or a Proof of Interest, as applicable, has not been timely filed or deemed timely filed pursuant to the Plan, the Bankruptcy Code or any Final Order of the Bankruptcy Court or other applicable bankruptcy law, (v) has been reclassified, expunged, subordinated or estimated to the extent that such reclassification, expungement, subordination or estimation results in a reduction in the filed amount of any Proof of Claim or Proof of Interest, or (vi) is evidenced by a Proof of Claim or a Proof of Interest which has been filed, or which has been deemed to be filed under applicable law or order of the Bankruptcy Court or which is required to be filed by order of the Bankruptcy Court but as to which such Proof of Claim or Proof of Interest was not timely or properly filed. In each case a Disallowed Claim or a Disallowed Interest is disallowed only to the extent of disallowance, withdrawal, reclassification, expungement, subordination or estimation.

     "Disallowed Claim" means a Claim, or any portion thereof, that is Disallowed.

     "Disallowed Interest" means an Interest, or any portion thereof, that is Disallowed.

     "Disbursing Agent" means Kozyak, Tropin & Throckmorton, P.A., for the initial disbursements, and, subsequently, the Reorganized Debtors or such other Person(s) that is (are) designated by the Reorganized Debtors to make disbursements pursuant to the Plan after the initial disbursement.

     "Disclosure Statement" means the Debtors' Amended Disclosure Statement In Support Of The Amended Joint Plan, dated July 10, 2003, including all exhibits, appendices, schedules and annexes attached thereto, as submitted by the Debtors pursuant to section 1125 of the Bankruptcy Code and approved by the Bankruptcy Court, as such Disclosure Statement may be altered, amended, supplemented or modified from time to time, prepared and distributed in accordance with sections 1125 and 1126 of the Bankruptcy Code and Bankruptcy Rule 3018.

     "Disclosure Statement Hearing" means the hearing at which the Bankruptcy Court shall determine the adequacy of the Debtors' Disclosure Statement.

     "Disputed" means with respect to a Claim or Interest, any Claim or Interest that has not been Allowed by a Final Order as to which (a) a Proof of Claim or Interest has been filed with the Bankruptcy Court or its duly appointed claims agent, or is deemed filed under applicable law or order of the Bankruptcy Court, and (b) an Objection to such Claim or Interest has been or may be timely filed or deemed filed under applicable law by the Debtors or any other party in interest and any such Objection has not been (i) withdrawn, (ii) overruled or denied by a Final Order or (iii) granted by a Final Order. For purposes of the Plan, a Claim or Interest that has not been Allowed by a Final Order shall be considered a Disputed Claim or Interest, whether or not an Objection has been or may be timely filed, to the extent (A) the amount of the Claim or Interest specified in the Proof of Claim or Interest exceeds the amount of any corresponding Claim or Interest listed in the Schedules, (B) the classification of the Claim or Interest specified in the Proof of Claim or Interest differs from the classification of any corresponding Claim or Interest listed in the Schedules, (C) any corresponding Claim or Interest has been listed in the Schedules as zero or as Disputed, contingent or unliquidated, (D) no corresponding Claim or Interest has been listed in the Schedules or (E) such Claim or Interest is reflected as zero or as unliquidated or contingent in the Proof of Claim or Interest filed in respect thereof.

     "Disputed Claim" means a Claim, or any portion thereof, that is Disputed.

     "Disputed Claim Reserve" is the reserve on account of Disputed Claims described in Section 3.06.1(d) and Article IX of this Plan.

     "Disputed Interest" means an Interest, or any portion thereof, that is Disputed.

     "Distribution Date" means the date or dates on which a Holder of an Allowed Claim or Allowed Interest shall receive a distribution of Property under the terms of the Plan.

     "Distribution Escrow Account" means the funds held in a trust account by Kozyak Tropin and Throckmorton, P.A. comprised of the $70,000 a month paid into such trust account by Debtors.

     "Effective Date" means the Business Day that is no more than thirty (30) Calendar Days following the date on which the Confirmation Order becomes a Final Order.

     "Effective Date Payments" has the meaning set forth in Section 4.01 of the Plan.

     "Employment  Agreements"  means the  Employment  Agreements  referred to in
Section 7.06 of the Plan.

     "Entity" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, limited liability company, estate, entity, trust, trustee, United States Trustee, unincorporated organization, government, governmental unit (as defined in the Bankruptcy Code), agency or political subdivision thereof.

     "Estate" means as to each Debtor the estate created in their respective Chapter 11 Case pursuant to section 541 of the Bankruptcy Code upon commencement of the Debtors' Chapter 11 Cases.

     "Final Decree" means the final decree entered by the Bankruptcy Court after the Effective Date and pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

     "Final Order" means an order, ruling, judgment or other decree issued and entered by the Bankruptcy Court or by any state or other federal court or other court of competent jurisdiction which has not been reversed, vacated, stayed, modified or amended and as to which (i) the time to appeal or petition for review, rehearing, certiorari, reargument or retrial has expired and as to which no appeal or petition for review, rehearing, certiorari, reargument or retrial is pending or (ii) any appeal or petition for review, rehearing, certiorari, reargument or retrial has been finally decided and no further appeal or petition for review, rehearing, certiorari, reargument or retrial can be taken or granted.

     "Fiscal Year" means the fiscal year of the Reorganized Debtors ending on or about December 31 of each year.

     "Forbearance Fee" shall have the meaning set forth in the MSA Modification Agreement.

     "GSP Note" means shall have the meaning set forth in the MSA Modification Agreement.

     "Holder" means the legal or Beneficial Holder of a Claim or Interest (and, when used in conjunction with a Class or type of Claim or Interest, means a Holder of a Claim or Interest in such Class or of such type).

     "ITB"  means  International   Thoroughbred  Breeders,  Inc.,  the  ultimate
corporate parent of ITG Vegas.

     "ITB Companies" means collectively ITG Vegas, MJQ and ITB.

     "ITG Vegas" means ITG Vegas, Inc., the Debtor in Case No. 03-30038-BKC-PGH.

     "Impaired" means, when used with reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

     "Impaired Claim" means a Claim which is Impaired.

     "Impaired Interest" means an Interest which is Impaired.

     "Insider" has the meaning set forth in the Bankruptcy Code, and for purposes of this Plan specifically includes Francis X. Murray, Francis W. Murray, O.C. Realty, GMO Travel, Leo Equity Group, Inc., ITB and Michael J. Quigley.

     "Interest Objection Deadline" means, unless extended by the Court, the date to be set by Order of the Bankruptcy Court for filing objections to Interests.

     "Insider Wage Claims" means the wage-related claims of Francis X. Murray and Jerry Winters.

     "Interests" means any and all equity interests, ownership interests or shares in the Debtors and issued by the Debtors (or its predecessors) prior to the Petition Date (including, without limitation, all capital stock, stock certificates, common stock, preferred stock, partnership interests, rights, options, warrants, contingent warrants, convertible or exchangeable securities, investment securities, subscriptions or other agreements and contractual rights to acquire or obtain such an interest or share in the Debtors, conversion rights, repurchase rights, redemption rights, dividend rights, preemptive rights and liquidation preferences, puts, calls or commitments of any character whatsoever relating to any such equity, ownership interests or shares of capital stock of the Debtors or obligating the Debtors to issue, transfer or sell any shares of capital stock) whether or not certificated, transferable, voting or denominated "stock" or a similar security.

     "Liens" means, with respect to any asset or Property (or the rents, revenues, income, profits or proceeds therefrom), and in each case, whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any and all mortgages, liens, pledges, attachments, charges, leases evidencing a capitalizable lease obligation, conditional sale or other title retention agreement, or other security interest or encumbrance or other legally cognizable security devices of any kind in respect of any asset or Property, or upon the rents, revenues, income, profits or proceeds therefrom; or (b) any arrangement, express or implied, under which any Property is transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of general unsecured Creditors.

     "MJQ" means MJQ Corporation, the Debtor in Case No. 03-30039-BKC-PGH.

     "MSA Agreements" means the Master Settlement Agreement dated as of February 22, 2002 among the ITB Companies , the Brennan Trustee, and others, together with the Purchase and Sale Agreement and the Stock Purchase Agreement and other agreements referred to therein and executed pursuant thereto, in each case as amended and supplemented.

     "MSA Modification Agreement" means the agreement between the Brennan Trustee, the Debtors and ITB, attached to this Plan as Exhibit "A".

     "Objection" means any objection, application, motion, complaint or any other legal proceeding seeking, in whole or in part, to Disallow, determine, liquidate, classify, reclassify or establish the priority of, expunge, subordinate or estimate any Claim (including the resolution of any request for payment of any Administrative Expense Claim) or Interest other than a Claim or an Interest that is Allowed.

     "Operating Income" shall have the meaning ascribed by General Accepted Accounting Principals ("GAAP").

     "Operating Reserve" means the reserve that shall be established on the Effective Date and which shall be maintained at, or replenished as necessary to, $500,000.

     "Orderly Liquidation Period" shall have the meaning set forth in the MSA Modification Agreement.

     "Palm Beach Casino Line" means the name under which the Debtors conduct the Business.

     "Payment Deferral Reserve" shall have the meaning set forth in the MSA Modification Agreement.

     "Person" means and includes a natural person, individual, partnership, corporation (as defined in section 101 of the Bankruptcy Code), or organization including, without limitation, corporations, limited partnerships, limited liability companies, general partnerships, joint ventures, joint stock companies, trusts, land trusts, business trusts, unincorporated organizations or associations, or other organizations, irrespective of whether they are legal entities, governmental bodies (or any agency, instrumentality or political subdivision thereof), or any other form of legal entities; provided, however, "Person" does not include governmental units, except that a governmental unit that (A) acquires an asset from a Person (i) as a result of the operation of a loan guarantee agreement or (ii) as receiver or liquidating agent of a Person;
(B) is a guarantor of a pension benefit payable by or on behalf of a Debtor or an Affiliate of a Debtor of; or (C) is the legal or beneficial owner of an asset of (i) an employee pension benefit plan that is a governmental plan, as defined in section 414(d) of the Internal Revenue Code of 1986 or (ii) an eligible deferred compensation plan, as defined in section 457(b) of the Internal Revenue Code of 1986, shall be considered for purposes of section 1102 of the Bankruptcy Code to be a Person with respect to such asset or such benefit.

     "Petition Date" means as to each Debtor, January 3, 2003.

     "Plan" means the Debtors' Joint Chapter 11 Plan of Reorganization, dated May 1, 2003, including all exhibits, appendices, schedules and annexes, if any, attached thereto, as such Plan may be altered, amended, supplemented or modified from time to time in accordance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, the Confirmation Order and the terms and conditions of Section
15.04 of the Plan.

     "Plan Proponents" mean the Debtors.

     "Port Lease" means the Maritime Office Complex Lease and Operating Agreement dated April 24, 2002, as amended, between ITG Vegas and the Port of Palm Beach District, which was assumed by ITG Vegas on March 26, 2003.

     "Post-Confirmation Payments" means those payments to Holders of Allowed Claims after the Confirmation of the Plan.

     "Post-Petition Debt" means Claims arising on or after the Petition Date.

     "Pre-Petition Debt" means claims arising before the Petition Date.

     "Prime Rate" means the "Prime Rate" reported from time to time in the "Money Rates" section of The Wall Street Journal, or if not therein reported, as reported in similar financial journals of national circulation from time to time.

     "Priority Claims" means any and all Claims given priority in payment pursuant to section 507 of the Bankruptcy Code, but not including Priority Tax Claims, Administrative Expense Claims and claims under section 507(a)(2) of the Bankruptcy Code.

     "Priority Tax Claim" means any and all Claims given priority in payment pursuant to section 507(a)(8) of the Bankruptcy Code.

     "Professionals" means any professional employed in this Chapter 11 Case pursuant to sections 327 or 1103 of the Bankruptcy Code or to be compensated pursuant to sections 327, 328, 330, 331, 503(b)(2), (3) or (4) or 1103 of the
Bankruptcy Code.

     "Professional Claim" means a claim for compensation and/or reimbursement of expenses pursuant to sections 327, 328, 330, 331 or 503(b) of the Bankruptcy Code relating to services rendered on and after the Petition Date and prior to and including the Effective Date in connection with an application made to the Bankruptcy Court in the Chapter 11 Case.

     "Proof of Claim" means any proof of Claim filed with the Bankruptcy Court with respect to either of the Debtors pursuant to Bankruptcy Rules 3001 or 3002.

     "Proof of Interest" means any proof of Interest Filed with the Bankruptcy Court with respect to either of the Debtors pursuant to Bankruptcy Rule 3002.

     "Property" means all assets or property of the Debtors' Estates of any nature whatsoever, real or personal, tangible or intangible, including contract rights, accounts and Causes of Action, previously or now owned by the Debtors, or acquired by the Debtors' Estates, as defined in section 541 of the Bankruptcy Code, including, without limitation, the Assets.

     "Pro Rata" or "Pro Rata Share" means, with respect to any distribution to a Class under the Plan, proportionate sharing pursuant to which the ratio of the amount distributed on account of an Allowed Claim or an Allowed Interest to the amount of such Allowed Claim or Allowed Interest is the same as the ratio of the total amount distributed to such Class to the total amount of all Allowed Claims and Disputed Claims or Allowed Interests and Disputed Interests in such Class.

     "Reinstated" or "Reinstatement" means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the Holder of such Claim so as to leave such Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code, or (ii) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim as such maturity existed before such default; (c) compensating the Holder of such Claim for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law; and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitled the Holder of such Claim; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence or which prohibit certain transactions or actions contemplated by the Plan, or conditioning such transactions or action on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

     "Rejection Claims" means claims arising from rejection of executory contracts as described in Section 7.03 of this Plan.

     "Reorganized   Debtors"  means  the  Debtors  on  or  after  entry  of  the
Confirmation Order and, thereafter, subject to the occurrence of the Effective Date.

     "Reorganized ITG Vegas" means ITG Vegas on or after entry of the Confirmation Order and, thereafter, subject to the occurrence of the Effective Date.

     "Reorganized MJQ" means MJQ on or after entry of the Confirmation Order and, thereafter, subject to the occurrence of the Effective Date.

     "Schedules" means the Schedules, Statements of Financial Affairs and Lists Filed by each of the Debtors, with the Bankruptcy Court pursuant to section 521(1) of the Bankruptcy Code and Bankruptcy Rule 1007, as they have been or may be amended or supplemented from time to time in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

     "Secured Claim" means any Claim (including, as applicable, any unpaid interest on such Claim, and any reasonable attorneys' fees, costs or charges provided for under the agreement under which such Claim arose) that is (a) secured in whole or part by a Lien which is valid, perfected and enforceable under applicable law on Property in which the Estate has an interest and is not subject to avoidance under the Bankruptcy Code or applicable non-bankruptcy law, or (b) subject to setoff under section 553 of the Bankruptcy Code, but, with respect to both case (a) and (b), only to the extent of the value of the Holder's interest in the Estate's interest in the assets or Property securing any such Claim or the amount subject to setoff, as the case may be.

     "Solicitation" means the solicitation by the Debtors that includes the Disclosure Statement and related materials and, where appropriate, the Ballots.

     "Stay Bonus" shall have the meaning set forth in the MSA Modification Agreement.

     "Sweep Payment" shall have the meaning set forth in the MSA Modification Agreement.

     "Tax" means any tax, charge, fee, levy, impost or other assessment by any federal, state, local or foreign governmental authority, including, without limitation, income, excise, property, sales, transfer, employment, payroll, franchise, profits, license, use, ad valorem, estimated, severance, stamp, occupation and withholding tax, together with any interest, penalties, fines or additions attributable to, imposed on, or collected by any such federal, state, local or foreign governmental authority.

     "Tax Sharing Agreement" means the Tax Sharing Agreement between the Debtors and ITB attached to this Plan as Exhibit "B", pursuant to which the Tax Sharing Dividends are to be paid to ITB.

     "Tax Sharing Dividends" means periodic payments aggregating, for each year, the greater of (a) 75% of ITG Vegas' federal income tax liability determined as if it filed a separate federal income tax return for such year, or (b) ITG Vegas' proportionate share of the consolidated federal income tax liability of ITB and its subsidiaries for such year, capped however at such maximum monthly and annual amounts as shall be permitted to be paid in accordance with the MSA Modification Agreement, until such time as all liabilities and obligations of the ITB Companies to the Brennan Trustee have been paid in full.

     "Unclaimed Property" means any distribution of Cash or any other Property made to the Holder of an Allowed Claim pursuant to the Plan that (a) is returned to the Debtors as undeliverable and no appropriate forwarding address is received within the later of (y) one (1) year after the Effective Date and (z) one (1) year after distribution is made to such Holder or (b) in the case of a distribution made in the form of a check, is not negotiated and no request for reissuance is made as provided for in Section 6.05 of the Plan.

     "Unimpaired" means any Claim or Interest that is not Impaired within the meaning of section 1124 of the Bankruptcy Code.

     "United States Trustee" or "UST" means the United States Trustee appointed under section 581(a)(3) of title 28 of the United States Code to serve in the Chapter 11 Case.

     "Unsecured Claim" means any Pre-Petition Claim (but not an Administrative Expense Claim, Priority Tax Claim, Secured Claim, or Priority Claim), including, but not limited to: (a) any claim arising from the rejection of an executory contract or unexpired lease under section 365 of the Bankruptcy Code, and (b) any Deficiency Claim.

     "U.S. Trustee's Fee Claims" means any fees assessed against the Debtors' Estates pursuant to section 1930(a)(6) of title 28 of the United States Code.

     "Vessel" means the M/V Palm Beach Princess, a 421 foot, 6659 gross registered tons vessel, registered in Panama.


     Section 1.02 Rules of Interpretation. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter. Except as expressly stated or shown, the words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan as a whole and not to any particular paragraph, subparagraph, or clause contained in the Plan. The words "includes" and "including" are not limiting and mean that the things specifically identified are set forth for purposes of illustration, clarity or specificity and do not in any respect qualify, characterize or limit the generality of the class within which such things are included. The captions and headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof. Any term used in the Plan that is not defined in the Plan, either in Article I hereof or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in (and shall be construed in accordance with the rules of construction under) the Bankruptcy Code or the Bankruptcy Rules (with the Bankruptcy Code controlling in the case of a conflict or ambiguity). Without limiting the preceding sentence, the rules of construction set forth in section 102 of the Bankruptcy Code shall apply to the Plan, unless superseded herein. To the extent that the description of any Plan Document is inconsistent with the actual terms or conditions of such Plan Document, the terms and conditions of the Plan Document shall control.

     Section 1.03 Time Computations. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

     Section 1.04 Exhibits. All Exhibits to the Plan and the Disclosure Statement are incorporated into, and are a part of, the Plan as if set forth in full herein, regardless of when filed.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

     Section 2.01 Generally. Pursuant to section 1122 of the Bankruptcy Code, set forth below is a designation of Classes of Claims and Interests in the Chapter 11 Cases. A Claim or an Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of the Class and is classified in a different Class to the extent the Claim or Interest qualifies within the description of that different Class. A Claim or Interest is placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim or Interest is an Allowed Claim or an Allowed Interest in that Class and such Claim or Interest has not been paid, released, settled or otherwise satisfied prior to the Effective Date.

     Section 2.02 Unclassified Claims. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims are not classified and are excluded from the Classes designated in this Article II of the Plan. The treatment afforded Administrative Expense Claims and Priority Tax Claims is set forth in Article III of the Plan.

     Section 2.03 Unimpaired Classes. The Plan classifies the following Unimpaired Classes of Claims and Interests that are not entitled to vote on the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of a Claim or Interest in the following Classes is conclusively presumed to have accepted the Plan in respect of such Claims. Accordingly, Holders of Claims and Interests in such Classes are not entitled to vote to accept or reject the Plan and the votes of such Holders are not being solicited in connection with the Plan. Such Claims against, and Interests in, the Debtors are classified as follows:

          Class 1 - Priority Claims

          Class 2 - Secured Claim of Spin, Inc.

          Class 2C - Secured Claims of Maritime Lienholders

          Class 2D - Secured Tax Claims

          Class 2E - Secured Claims of equipment and vehicle lessors

          Class 2F - Insured Secured Claims

          Class 3C - Insured Unsecured Claims

          Class 4A - Interests in ITG Vegas, Inc.

          Class 4B - Interests in MJQ Corp.

     Section 2.04 Impaired Classes Entitled to Vote. For the purpose of voting and all Confirmation matters, the Plan classifies certain Claims as Impaired Claims under the Plan. Such Claims against in the Debtors are classified as follows:

          Class2A - Secured Claim of Donald Conway as Chapter 11 Trustee for the Bankruptcy Estate of Robert E. Brennan.

          Class 3A - General Unsecured Claims (other than Class 3B, 3C, 3D and 3E Claims).

          Class 3B - Unsecured Deficiency Claims

          Class 3D - Unsecured Insider Claims of MJQ Corporation and ITG Vegas, Inc.

          Class 3E - All other Unsecured Insider Claims (other than Insider Wage Claims)

                                   ARTICLE III

           PROVISIONS FOR TREATMENT OF CLASSES OF CLAIMS AND INTERESTS

     Section 3.01 Satisfaction of Claims and Interests. The treatment of, and consideration to be received by, Holders of Allowed Claims or Allowed Interests pursuant to this Article III and the Plan shall be in full satisfaction, settlement, release, extinguishment and discharge of their respective Claims against or Interests in the Debtors and the Debtors' Estates, except as otherwise provided in the Plan or the Confirmation Order.

                               TREATMENT OF CLAIMS

     Section 3.02 Administrative Expense Claims. Administrative Expense Claims are Unimpaired. Unless otherwise ordered by the Court or provided for herein, each Holder of an Allowed Administrative Expense Claim shall receive, at the option of the Reorganized Debtors, either: (A) Cash payment, in an amount equal to the unpaid amount of the Allowed Administrative Expense Claim, on or as soon as reasonably practicable after the later of: (i) the Effective Date, (ii) the date that is ten (10) Business Days following the date on which such Administrative Expense Claim becomes Allowed, after entry of a Final Order, and
(iii) a date agreed to by the Debtors or Reorganized Debtors and the Holder of such Administrative Expense Claim; or (B) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such Claim and the Debtors or Reorganized Debtors, or as the Bankruptcy Court has ordered or may order; provided, however, that Allowed Administrative Expense
Claims representing (a) liabilities, accounts payable or other Claims, liabilities or obligations incurred in the ordinary course of the business of the Debtors consistent with past practices subsequent to the Petition Date, and
(b) contractual liabilities arising under unsecured loans, credit arrangements or for product or services advanced to the Debtors, whether or not incurred in the ordinary course of business of the Debtors subsequent to the Petition Date, shall be paid or performed by the Debtors or the Reorganized Debtors, as the case may be, in accordance with the terms and conditions of the particular transaction(s) relating to such liabilities and any agreements relating thereto.

     Notwithstanding any contract provision or applicable law, or otherwise, that entitles a Holder of an Allowed Administrative Expense Claim to post-petition interest, no Allowed Administrative Expense Claim shall receive post-petition interest on account of such Claim. The Reorganized Debtors shall have the right, in their sole discretion, to prepay at any time any Allowed Administrative Expense Claim without premium or penalty of any sort or nature.

Compliance with the obligations under this section by the Reorganized Debtors with respect to any Allowed Administrative Expense Claim shall be in full satisfaction, settlement, release, extinguishment and discharge of the Allowed Administrative Expense Claim and the Holder of such Claim will be forever barred, expunged, and estopped from asserting such Claim in any manner against the Reorganized Debtors and their Properties and Assets. All payments and treatment under this section will be made in accordance with the priority provided under the Bankruptcy Code, or as may be otherwise ordered by the Bankruptcy Court.

     Section 3.03 Priority Tax Claims. Priority Tax Claims are Unimpaired. Each Holder of an Allowed Priority Tax Claim shall receive, at the option of the Reorganized Debtors, either (A) Cash payment, in an amount equal to the unpaid amount of the Allowed Priority Tax Claim, on or as soon as reasonably practicable after the later of: (i) the Effective Date, (ii) the date that is ten (10) Business Days after the date on which such Claim becomes an Allowed Priority Tax Claim, after entry of a Final Order, and (iii) a date agreed to by the Debtors or Reorganized Debtors and the Holder of such Priority Tax Claim;
(B) equal cash payments from the Reorganized Debtor made on the last Business Day of each month following the Effective Date, over a period not exceeding three (3) years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus interest on any outstanding balance from the Effective Date calculated at the interest rate publicly quoted on the Effective Date for obligations backed by the full faith credit of the United States of America maturing in ninety (90) days, or (C) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such Claim and the Debtors or Reorganized Debtor, or as the Bankruptcy Court has ordered or may order.

     The Reorganized Debtors shall have the right, in their sole discretion, to prepay at any time any Allowed Priority Tax Claim without premium or penalty of any sort or nature. Compliance with the obligations under this section by the Reorganized Debtors with respect to any Allowed Priority Tax Claim shall be in full satisfaction, settlement, release, extinguishment and discharge of the Allowed Priority Tax Claim and the Holder of such Claim will be forever barred, expunged, and estopped from asserting such Claim in any manner against the Reorganized Debtors and their Properties and Assets. All payments and treatment under this section will be made in accordance with the priority provided under the Bankruptcy Code, or as may be otherwise ordered by the Bankruptcy Court.

     Section 3.04 Class 1 - Priority Claims. All Allowed Priority Claims shall be treated as follows:

          Class 1 Claims are Unimpaired. Each Holder of an Allowed Class 1 Claim, who has not already been paid in accordance with prior court orders, shall receive, at the option of the Reorganized Debtors, either (A) Cash payment, in an amount equal to the unpaid amount of the Allowed Class 1 Claim, on, or as soon as reasonably practicable, after the later of: (i) the Effective Date, (ii) the date that is ten
          (10) Business Days after the date on which such Claim becomes an Allowed Class 1 Claim, after entry of a Final Order, or (iii) a date agreed to by the Debtors and the Holder of such Class 1 Claim; or (B) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such

          Claim and the Debtors or Reorganized Debtors, or as the Bankruptcy Court has ordered or may order. Compliance with the obligations under this section by the Reorganized Debtors with respect to any Allowed Class 1 Claim shall be in full satisfaction, settlement, release, extinguishment and discharge of the Allowed Class 1 Claim and the Holder of such Claim will be forever barred, expunged, and estopped from asserting such Claim in any manner against the Reorganized Debtors and their Properties and Assets. All payments and treatment under this section will be made in accordance with the priority provided under the Bankruptcy Code, or as may be otherwise ordered by the Bankruptcy Court.

     Section 3.05 Class 2 - Secured Claims. Allowed Secured Claims shall be treated as follows:

          a.   Class 2A - Secured Claim of the Brennan Trustee

                    The Brennan Trustee Allowed Class 2A Claim is classified as a Class 2A Secured Claim to the extent that the Brennan Trustee has a lien on property of the Estates. The Brennan Trustee Claim will be paid in accordance with the MSA Modification Agreement attached to this Plan as Exhibit "A".

                Class 2A is impaired.

          b.   Class 2B - Secured Claim of Spin, Inc.

               1. The claim of Spin, Inc. (the "Spin Claim") is classified as a Class 2B Secured Claim to the extent that Spin, Inc. has a lien on property of the Estate of ITG Vegas securing Spin, Inc.'s Allowed Claim.

               2. On the Effective Date, unless the Debtors and Spin, Inc. otherwise agree, at the option of Debtors, this Plan (1) shall not alter the legal, equitable or contractual rights to which such Allowed Secured Claim entitles the holder thereof, or (2) shall otherwise render such Allowed Secured Claim Unimpaired pursuant to Section 1124 of the Bankruptcy Code. The Holder of the Allowed Class 2B Secured Claim shall retain its rights in the collateral securing such Allowed Class 2B Secured Claim as of the Petition Date.

               3. The Class 2B Claim is Unimpaired. Consequently the Holder of the Allowed Class 2B Spin Claim is conclusively presumed to have accepted the Plan, and is not entitled to vote to accept or reject the Plan.

          c. Class 2C - Secured Claims of Maritime Lienholders (other than Class 2F Claims)

               1. Class 2C includes all creditors of MJQ who held maritime liens as of the Petition Date, other than those in Class 2F.

               2. The liens of the holders of Class 2C Claims in the Vessel shall continue until such claims are paid in full. Holders of Allowed Class 2C Claims will receive payments as Class 3A Unsecured Creditors, as more fully described in Section 3.06.a below.

               3. Class 2C Creditors are Unimpaired. Consequently Holders of Allowed Class 2C Claims are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

          d.   Class 2D - Secured Tax Claims.

               1. Each holder of an Allowed Secured Tax Claim shall retain its lien and shall be paid by the Debtors (1) the full amount of such Allowed Secured Tax Claim, in cash, on the later of (a) the Effective Date or as soon thereafter as is practicable; or (b) the date on which such Allowed Secured Tax Claim becomes due and payable pursuant to the terms thereof, the agreement or statute upon which such Allowed Secured Tax Claim is based, or any applicable Final Order; or (2) such amount, on such other date and upon such other terms as may be contained in a Final Order or as agreed upon between the holder of such Allowed Secured Tax Claim and the Reorganized Debtors. Upon payment as set forth herein, the Lien in favor of such holder shall be deemed released and discharged.

               2. Class 2D Claims are Unimpaired. Consequently Holders of Allowed Class 2D Claims are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

          e.   Class 2E - Secured Claims of Equipment Lessors

               1. On the Effective Date the Debtors will assume all equipment leases, as more fully detailed in Article VII of this Plan. This Plan (1) shall not alter the legal, equitable or contractual rights to which such Allowed Secured Claim entitles the holder thereof, or (2) shall otherwise render such Allowed Secured Claim Unimpaired pursuant to Section 1124 of the Bankruptcy Code. The Holder of the Allowed Class 2E Secured Claim shall retain its rights in the collateral securing such Allowed Class 2E Secured Claim as of the Petition Date.

               2. Class 2E Creditors are Unimpaired. Consequently Holders of Allowed Class 2E Claims are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

          f.   Class 2F - Insured Secured Claims

               1. Each holder of an Allowed Insured Secured Claim shall retain its right to collect from the insurance coverage relating to its Claim. To the extent that such Claim is secured by a maritime lien on the Vessel, the lien shall remain in place until the earlier of (i) a Court order ruling the Claim is Unsecured, (ii) an Order Disallowing the Claim or (iii) when the Claim is paid in full. The holders of Class 2F Claims are first required to pursue the insurance prior to pursuing any alleged interest in any asset that arguably secures the Class 2F Claim. The $12,500 deductible will be paid in full by the Reorganized Debtors if and when the Claim is Allowed.

               2. Class 2F Claims are Unimpaired. Consequently Holders of Allowed Class 2F Claims are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.



     Section 3.06 Class 3 - Unsecured Claims. Allowed Unsecured Claims shall be treated as follows:

          a. Class 3A - General Unsecured Claims Other than Class 3B, 3C, 3D or 3E Claims

               1. Each holder of an Allowed Class 3A Claim shall receive Distributions in Cash from the Disbursing Agent as follows, in each case subject to the restrictions set forth in
                    Section 3.06.a.4 below.

                    (i) On the Effective Date, each holder of an Allowed Class 3A Claim will receive 50% of such Holder's total Allowed Class 3A Claim.

                    (ii) On the sixth month  anniversary of the Effective  Date, each holder of an Allowed Class 3A Claim will receive the balance of such Holder's Allowed Class 3A Claim, together with interest at the per annum rate of 8% from the Effective Date.

               2. Payment of the Class 3A Claims shall be secured by a first priority lien on the Cash on Board and on the Distribution Escrow Account, and shoreside furniture, fixtures and equipment (subject only to the purchase money liens) which liens will be released and of no further effect once all Allowed Class 3A Claims are paid in full.

               3. Beginning thirty (30) days after the Effective Date, and until final payment of, or reserve for, all of the Class 3A Claims, the Debtors shall place monthly payments of $70,000 into the Distribution Escrow Account which shall be applied to the final payment of Class 3A Claims and for no other purpose.

               4. Whenever the Disbursing Agent makes a distribution to holders of Allowed Class 3A Claims, the Disbursing Agent shall reserve an amount sufficient to make a distribution on account of Disputed Class 3A Claims, based on the filed amount of such Disputed Claims, equal to the distribution made to the Allowed Class 3A Claims. Once the Disputed Class 3A Claim becomes an Ultimately Allowed Claim, the Disbursing Agent shall distribute to the holders of the Ultimately Allowed Claim the amount of the distribution previously withheld, no later than thirty (30) days following the date in which the Disputed Claim becomes an Ultimately Allowed Claim. Interest shall not accrue after the distribution has been paid into the Disputed Claim Reserve.

               5.   Class 3A Claims are Impaired.

          b.   Class 3B - General Unsecured Deficiency Claims.

               1. Any Class 3B Claims will be paid in the same manner as the Class 3A Claims.

               2.   Class 3B Unsecured Claims are Impaired.

          c.   Class 3C - Insured Unsecured Claim.

               1. Each holder of an Allowed Insured Unsecured Claim shall retain its right to collect from the insurance coverage relating to its Claim. The $12,500 deductible for each Claim shall be paid by the Reorganized Debtors if and when the Claim is Allowed.

               2.   Class 3C Claims are Unimpaired.

          d. Class 3D - Unsecured Insider Claims of MJQ Corporation and ITG Vegas, Inc.

               1. The Class 3D Claims shall not be paid until all other non-Insider Claims, other than Class 2F and 3C Claims, and all Insider Wage Claims have been paid in full. Once all other such Claims have been paid, Class 3D Claims shall be paid, after setoff, monthly in an amount agreed upon between MJQ Corp. and ITG Vegas, until paid in full.

               2.   Class 3D Unsecured Claims are Impaired.

          e. Class 3E - All other Insider Unsecured Claims (other than Insider Wage Claims).

               1. Class 3E Claims remaining after Debtors set off any obligations owed to them by such Insiders, shall be paid monthly in whatever amounts are agreed to between the holders of such Claims and the Reorganized Debtors. Notwithstanding the foregoing, the Class 3E Claims shall not be paid until all other non-Insider Claims, other than Class 2F and 3C Claims, and all Insider Wage Claims, have been paid in full.

               2.   Class 3E Unsecured Claims are Impaired.



                             TREATMENT OF INTERESTS

     Section 3.07 Class 4 - Interests. Allowed Interests shall be treated as follows:

          a.   Class 4A - Interests in ITG Vegas, Inc.

               1. The Holder of Class 4A Interests shall retain its interest in ITG Vegas.

               2. Class 4A is Unimpaired and is therefore deemed to have accepted the Plan. Consequently, the Holder of the Allowed Class 4A Interests is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

          b.   Class 4B - Interest in MJQ Corporation

               1. The Holder of Class 4B Interests shall retain his interest in MJQ Corporation.

               2. Class 4B is Unimpaired and is therefore deemed to have accepted the Plan. Consequently the Holder of Allowed Class 4B Interests is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

                                   ARTICLE IV

                               FUNDING OF THE PLAN

     Section 4.01 Effective Date Payments. Prior to the entry of the Confirmation Order, the Reorganized Debtors shall deliver Cash to the Disbursing Agent in an amount totaling the aggregate of all Effective Date Payments to be made by such Disbursing Agent. The "Effective Date Payments" shall consist of the following: (i) that portion of all Allowed Administrative Expense Claims required to be paid in Cash on the Effective Date pursuant to Section 3.02 of the Plan, (ii) that portion of any Allowed Priority Tax Claims and Allowed Class 1 Claims required to be paid in Cash on the Effective Date pursuant to Section 3.03 and Section
3.04 of the Plan, respectively, (iii) Cash in such amount as may be necessary to fund the payments to secured creditors required by Section 3.05 of the Plan, including the initial payments to the Brennan Trustee described in the MSA Modification Agreement; and (iv) Cash in such amount as may be necessary to fund payments for distributions in accordance with Section 3.06.a. of the Plan.

                                    ARTICLE V

                  ACCEPTANCE OR REJECTION OF THE PLAN; CRAMDOWN

     Section 5.01  Acceptance  by an Impaired  Class of  Creditors.  Pursuant to
section 1126(c) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted the Plan if (a) the Holders of at least two-thirds (2/3rds) in dollar amount of the Allowed Claims actually voting in such Class (other than Claims held by any Holder designated pursuant to section 1126(e) of the Bankruptcy
Code) have timely and properly voted to accept the Plan and (b) more than one-half (1/2) in number of such Allowed Claims actually voting in such Class (other than Claims held by any Holder designated pursuant to section 1126(e) of the Bankruptcy Code) have timely and properly voted to accept the Plan.

     Section 5.02 Acceptance by an Impaired Class of Interest Holders. Pursuant to section 1126(d) of the Bankruptcy Code, an Impaired Class of Interests shall have accepted the Plan if the Holders of at least two-thirds (2/3rds) in amount of the Allowed Interests actually voting in such class (other than Interests held by any Holder designated pursuant to section 1126(e) of the Bankruptcy
Code) have timely and properly voted to accept the Plan.

     Section 5.03 Voting Classes. Except as otherwise required by the Bankruptcy Code or the Bankruptcy Rules or as otherwise provided in this Section 5.03, the Holders of Claims in Class 2A, 3A, 3B, 3D and 3E shall be entitled to vote separately in their respective Class to accept or reject the Plan. Classes of Claims Unimpaired under the Plan (i.e., Class 1, Class 2B, 2C, 2D, 2E, 2F and 3C Claims) and Interest Holders in Class 4A and Class 4B) shall not be entitled to vote to accept or reject the Plan, and shall be conclusively presumed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code, and the votes of Holders in such Classes will not be solicited. In accordance with
Section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims are not classified. Holders of Administrative Expense Claims and Priority Tax Claims will be paid in full and are excluded from the Classes designated to vote to accept or reject the Plan.

     Section 5.04 One Vote Per Holder. If a Holder of a Claim holds more than one Claim in any one Class, all Claims of such Holder in such Class shall be aggregated and deemed to be one Claim for purposes of determining the number of Claims in such Class voting on the Plan.

     Section 5.05 Cramdown. If all applicable requirements for Confirmation of the Plan are met as set forth in section 1129(a)(1) through (13) of the Bankruptcy Code except subsection (8) thereof, the Debtors reserve the right to modify the Plan and request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code, notwithstanding the requirements of section 1129(a)(8) thereof, on the basis that the Plan is fair and equitable, and does not discriminate unfairly, with respect to each Class of Claims or Interests that is Impaired under, and has not accepted, the Plan.

                                   ARTICLE VI

                PROVISIONS GOVERNING DISTRIBUTIONS UNDER THE PLAN

     Section 6.01 Timing of Distributions. Except as set forth in the Plan, the distribution of Property will be made to Holders of Allowed Claims and Allowed Interests in accordance with Articles III and IV of the Plan. If a Claim is not an Allowed Claim as of the applicable Distribution Date, distributions will be made only if and when the Claim is Allowed and in accordance with Articles III and IV of the Plan.

     Section 6.02 Delivery of Distributions. The Disbursing Agent will make distributions to Holders of Allowed Claims and Interests at the addresses set forth on the Proofs of Claim, if any, filed by such Holders or at the last known addresses of such Holders. If any such Holder's distribution is returned as undeliverable, no further distribution will be made to such Holder unless and until the Disbursing Agent is notified of such Holder's then current address, at which time all missed distributions will be made to such Holder, without interest.

     Section 6.03 Method of Cash Distributions. Any payment to be made pursuant to the Plan may be made by draft, check, wire transfer, or as otherwise required or provided in any relevant agreement or applicable law at the option of the Reorganized Debtors, or Disbursing Agent, as the case may be.

     Section 6.04 Failure to Negotiate Checks. Checks issued in respect of distributions under the Plan shall be null and void if not negotiated within sixty (60) days after the date of issuance. Any amounts returned in respect of such non-negotiated checks shall be held by the Disbursing Agent or the Reorganized Debtors, as applicable, as appropriate. Requests for reissuance for any such check shall be made directly to the Reorganized Debtors or the Disbursing Agent by the Holder of the Allowed Claim with respect to which such check originally was issued. All amounts represented by any voided check will be held until the later of one (1) year after (A) the date of the issuance of the check or (B) the date that a particular Claim is Allowed, and all requests for reissuance by the Holder of the Allowed Claim in respect of a voided check are required to be made prior to such date. Thereafter, all such amounts shall be deemed to be Unclaimed Property, in accordance with Section 6.05 of the Plan, and all Claims in respect of void checks and the underlying distributions shall be forever barred, estopped and enjoined from assertion in any manner against the Debtors or their Properties and Assets.

     Section 6.05 Unclaimed Distributions. All Property distributed on account of Claims or Interests must be claimed within the later of (y) one (1) year after the Effective Date or (z) one (1) year after such distribution is made to such Holder or, in the case of a distribution made in the form of a check, must be negotiated and a request for reissuance be made as provided for in Section
6.02 of the Plan. All Unclaimed Property will be transferred to and vest in the Reorganized Debtors. All full or partial payments made by the Disbursing Agent or the Reorganized Debtors and received by the Holder of a Claim prior to the Effective Date will be deemed to be payments under the Plan for purposes of satisfying the obligations of Debtors and Reorganized Debtors pursuant to the Plan. Nothing contained in the Plan shall require the Reorganized Debtors or the Disbursing Agent to attempt to locate any Holder of an Allowed Claim other than by reviewing the records of the Debtors. Pursuant to section 1143 of the Bankruptcy Code, all Claims in respect of Unclaimed Property shall be deemed Disallowed and the Holder of any Claim Disallowed in accordance with this Section 6.05 will be forever barred, expunged, estopped and enjoined from assertion of the Claim in any manner against the Debtors or its property and assets.

     Section 6.06 Limitation on Distribution Rights. If a claimant holds more than one Claim in any one Class, all Claims of the claimant in that Class will be aggregated into one Claim and one distribution will be made with respect to the aggregated Claim.

     Section 6.07 Compliance With Tax Requirements. In connection with each distribution with respect to which the filing of an information return (such as an Internal Revenue Service Form 1099 or 1042) or withholding is required, the Reorganized Debtors or Disbursing Agent shall file such information return with the Internal Revenue Service and provide any required statements in connection therewith to the recipients of such distribution or effect any such withholding and deposit all moneys so withheld as required by law. With respect to any Person from whom a tax identification number, certified tax identification number or other tax information required by law to avoid withholding has not been received by the Reorganized Debtors or Disbursing Agent within thirty (30) days from the date of such request, the Reorganized Debtors or Disbursing Agent may, at their option, withhold the amount required and distribute the balance to such Person or decline to make such distribution until the information is received.

     Section 6.08 De Minimis Distributions. No Cash payment of less than five ($5.00) dollars shall be made to any Holder of a Claim on account of its Allowed Claim; provided, however, that if and when the cumulative amounts due to such a Holder equal or exceed $5.00, they shall be paid to the Holder on the next Distribution Date.

     Section 6.09 Setoffs. The Debtors or the Reorganized Debtors, as the case may be, may, but shall not be required to, set off against any Claims and the payments or distributions to be made pursuant to the Plan in respect of such Claims, any and all debts, liabilities and Claims of every type and nature whatsoever which the Estate or the Debtors may have against the Creditors, but neither the failure to do so nor the allowance of any such Claims, whether pursuant to the Plan or otherwise, shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such claims the Debtors or Reorganized Debtors may have against such Creditors, and all such claims shall be reserved to and retained by the Debtors or Reorganized Debtors.

     Section 6.10 Documentation Necessary to Release Liens. Each Creditor which is to receive a distribution under the Plan in full satisfaction of a Secured Claim shall not receive such distribution until such Creditor executes and delivers any and all documents necessary to release all Liens arising under any applicable security agreement or non-bankruptcy law (in recordable form if appropriate) in connection with such Secured Claim and such other documents as the Reorganized Debtors or Disbursing Agent may reasonably request. To the extent that a Secured

Creditor is receiving payment over time, the documents shall be delivered upon payment in full of the Claim, or as otherwise agreed. The obligations of the Brennan Trustee shall be governed by the MSA Agreements as modified by the MSA Modification Agreement, and any agreements executed pursuant thereto.

     Section 6.11 Allocation Between Principal and Accrued Interest. Except as otherwise specifically provided in the Plan, or in the operative documents executed by a Creditor and the Debtors to implement the Plan, on the Effective Date, the aggregate consideration paid to Creditors in respect of their Claims shall be treated as allocated first to the principal amount of such Claims and then to the accrued interest thereon, to the extent interest is payable on or as part of such Claims.

     Section 6.12 Saturday, Sunday and Legal Holiday. If any payment, distribution or other act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been timely completed as of the required date.

                                   ARTICLE VII

            EXECUTORY CONTRACTS AND UNEXPIRED LEASES; INDEMNIFICATION
                          OBLIGATIONS; BENEFIT PROGRAMS

     Section 7.01 Treatment of Executory Contracts and Unexpired Leases. On the Effective Date, except as otherwise provided in Section 7.05 of the Plan except as to those executory contracts and unexpired leases identified on Exhibit "C" hereto, all executory contracts and unexpired leases that exist between the Debtors and any Entity which (i) have not previously been assumed, assumed and assigned, or rejected pursuant to an order of the Bankruptcy Court on or prior to the Confirmation Date, and (ii) are not the subject of pending motions to assume or assume and assign as of the Confirmation Date will be deemed rejected in accordance with the provisions and requirements of section 365 of the Bankruptcy Code. All executory and unexpired leases that are assumed will be assumed under their present terms or upon such terms as are agreed to between the Debtors and the other party to the executory contract or unexpired lease. To the extent the MSA Agreements are executory contracts, they are being assumed on the Effective Date.

     Section 7.02 Cure Amounts. Exhibit "C" identifies the cure costs of any payment defaults associated with the contracts to be assumed. Other than the payment defaults, the Debtors do not believe they are in default of any of the agreements listed on Exhibit "C" that they intend to assume. ANY NON-DEBTOR PARTY TO THE ASSUMED CONTRACTS THAT ASSERTS THAT THERE ARE ANY DEFAULTS THEREUNDER, OTHER THAN THOSE SET FORTH ON EXHIBIT "C", OR THAT IT IS ENTITLED TO PAYMENT OF CURE AMOUNTS, IN AN AMOUNT OTHER THAN AS LISTED ON EXHIBIT "C", SUCH NON-DEBTOR PARTY MUST ADVISE THE DEBTORS IN WRITING BY THE DEADLNIE TO FILE OBJECTIONS TO CONFIRMATION OR SUCH DEFAULTS AND ANY RIGHT TO RECEIVE CURE PAYMENTS WILL BE WAIVED. Because cure amounts are Class 3A Claims, cure amounts will be paid as Class 3A

Claims, that is, one half on the Effective Date and one half on the six month anniversary of the Effective Date.

     Section 7.03 Claims for Rejection Damages. Proofs of Claim for alleged damages arising from the rejection pursuant to the Plan, the Confirmation Order or any subsequent Order of the Bankruptcy Court, of any executory contract or any unexpired lease shall be filed with the Bankruptcy Court and served on counsel for the Debtors or Reorganized Debtors not later than fifteen (15) days after the service of the earlier of: (i) notice of entry of the Confirmation Order or (ii) other notice that the executory contract or unexpired lease has been rejected (including service of an Order of the Bankruptcy Court providing for such rejection). Any Holder of a Claim arising from the rejection of any executory contract or any unexpired lease that fails to file such Proof of Claim on or before the date specified in this paragraph shall be forever barred, estopped and enjoined from asserting such Claims in any manner against the Debtors or Reorganized Debtors (or filing Proofs of Claim with respect thereof) or their Property and the Debtors or Reorganized Debtors shall be forever discharged from all indebtedness or liability with respect to such Claims, and, if applicable, such Holders shall not be permitted to vote on the Plan or to participate in any distribution in these Chapter 11 Cases on account of such Claims or to receive further notices regarding such Claims and shall be bound by the terms of the Plan.

     Section 7.04 Objections to and Treatment of Rejection Claims. The Bankruptcy Court shall determine any Objections to any Proofs of Claim filed in accordance with Section 7.03 hereof at a hearing to be held at a date to be determined by the Bankruptcy Court. Unsecured Claims arising out of the rejection of executory contracts and unexpired leases shall, pursuant to section 502(g) of the Bankruptcy Code, be Allowed Class 3A Claims entitled to the same treatment under the Plan received by the other Allowed Class 3A Claims.

     Section 7.05 Executory Contracts and Unexpired Leases Entered Into and Other Obligations Incurred After the Petition Date. On the Effective Date, all contracts, leases, and other agreements entered into by the Debtors on or after the Petition Date, which agreements have not been terminated in accordance with their terms on or before the Confirmation Date, shall revest in and remain in full force and effect as against the Reorganized Debtors and the other parties to such contracts, leases and other agreements under their present terms or upon such terms as are agreed to between the Debtors or Reorganized Debtors and the other parties in a manner consistent with Section 3.02 of the Plan.

     Section 7.06 Benefit Programs. Subject to the provisions of the MSA Modification Agreement, except and to the extent previously assumed by an order of the Bankruptcy Court on or before the Confirmation Date, all employee compensation and benefit programs of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date and not since terminated, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed under of the Plan, but (except as otherwise determined by the Reorganized Debtors) only to the extent that rights under such programs are held by the Debtors or Persons who are employees of the Debtors as of the Confirmation Date, and the Debtors' obligations under such programs to Persons who are employees of the Debtors on the Confirmation Date (or former employees if so determined by Reorganized ITG Vegas) shall survive Confirmation of the Plan, except for (i) executory contracts or plans specifically rejected pursuant to the Plan (to the extent such rejection does not violate sections 1114 and 1129(a)(13) of the Bankruptcy
Code) and (ii) executory contracts or plans as have previously been rejected, are the subject of a motion to reject, or have been specifically waived by the beneficiaries of any plans or contracts; provided, however, that the Debtors' obligations, if any, to pay all "retiree benefits" as defined in section 1114(a) of the Bankruptcy Code shall continue; provided further, however, that nothing herein shall extend or otherwise modify the duration of such period or affect the Debtors' ability or the Reorganized Debtor's ability to modify the terms and conditions of the retiree benefits as otherwise permitted by such plans and applicable non-bankruptcy law.

     Section 7.07 Employment Agreements. Subject to the provisions of the MSA Modification Agreement, notwithstanding anything in this Article VII to the contrary, unless previously approved by the Bankruptcy Court or otherwise assumed by separate motion and order on or before the Effective Date, all employment or compensation agreements between the Debtors and any employees shall be deemed assumed in accordance with the provisions and requirements of section 365 of the Bankruptcy Code.

                                  ARTICLE VIII

                      MEANS FOR IMPLEMENTATION OF THE PLAN

     Section 8.01 Corporate Action. The entry of the Confirmation Order shall constitute authorization for the Debtors and Reorganized Debtors to take or cause to be taken all corporate or other actions necessary or appropriate to consummate and implement the provisions of the Plan prior to, on and after the Effective Date, and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court. All such actions shall be deemed to have occurred and shall be in effect pursuant to applicable non-bankruptcy law and the Bankruptcy Code, without any requirement of further action by the stockholders, officers or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate stockholders, officers or directors of the Debtors and Reorganized Debtors are authorized and directed to execute and deliver the agreements, documents and instruments contemplated by the Plan and Plan Documents in the name and on behalf of the Reorganized Debtors.

     Section 8.02 Operations Between the Confirmation Date and the Effective Date. The Debtors shall continue to operate as debtors-in-possession, subject to the supervision of the Bankruptcy Court, during the period from the Confirmation Date through and until the Effective Date.

     Section 8.03 Revesting of Assets and Property in the Reorganized Debtors. Except as otherwise expressly provided in the Plan, pursuant to sections
1123(a)(5), 1123(b)(3) and 1141(b) of the Bankruptcy Code, all Property comprising the Estates of the Debtors, including all Causes of Action, shall automatically be retained and revest in the respective Reorganized Debtors or their respective successors, free and clear of all Claims, Liens, contractually-imposed restrictions, charges, encumbrances and Interests of Creditors and equity security holders on the Effective Date with all such Claims, Liens, contractually-imposed restrictions, charges, encumbrances and Interests, being extinguished, except as otherwise provided in the Plan, and the Reorganized Debtors shall own and hold good and marketable title to the Property. On and after the Effective Date, the Reorganized Debtors may operate the Business and use, acquire and dispose of Property and settle and compromise Claims or Interests without supervision of the Bankruptcy Court, free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and Confirmation Order. Without limiting the foregoing, the Reorganized Debtors may pay the charges they incur for professional fees, disbursements, expenses, or related support services incurred after the Effective Date without any application to the Bankruptcy Court.

     Section 8.04 Causes of Action.  Except as  otherwise  provided in the Plan, all Causes of Action (but excluding Avoidance Actions and preference actions) shall automatically be retained and preserved and will revest in the Reorganized Debtors. Pursuant to section 1123(b)(3)(B) of the Bankruptcy Code, the Reorganized Debtors shall retain and have the exclusive right to enforce and prosecute Causes of Action (other than Avoidance Actions or preference actions) against any Entity.

     Section 8.05 Reorganized Debtor's Post-Effective Date Responsibilities and Powers. After the Effective Date, the responsibilities of the Reorganized Debtors under the Plan shall include: (i) the receipt of the assets of the Debtors' Estates (ii) pursuing Objections to and settlements of Claims (other than a Claim that is Allowed or deemed to be Allowed pursuant to the Plan or Final Order); (iii) prosecuting and settling and compromising any retained Causes of Action; (iv) calculating and implementing all distributions to be made under the Plan to Creditors holding Allowed Claims (except as otherwise provided under the Plan); (v) enforcing all provisions of the Plan and Confirmation Order; and (vi) such other duties as may be vested in the Reorganized Debtors pursuant to the Plan or order of the Bankruptcy Court or as may be necessary and proper to carry out the provisions of the Plan. The Debtors and the Reorganized Debtors shall have the power and authorization, without obtaining any further authorization or order from the Bankruptcy Court, to perform any act (or omission) as may be necessary and proper to carry out the post-Effective Date responsibilities.

     Section 8.06 Compensation. In addition to reimbursement for the actual out-of-pocket expenses incurred, any officers, administrators, directors, employees, agents or Professionals of the Debtors or Reorganized Debtors, following the confirmation and Effective Date of the Plan, shall be entitled to reasonable compensation for services rendered in connection with the Reorganized Debtors' responsibilities and powers, after Confirmation and after the Effective Date of the Plan. With respect to any officers, administrators, directors, employees, agents or Professionals engaged or retained by the Debtors, such compensation shall be in an amount and on such terms as may be agreed to by the Debtors and such officers, administrators, directors, employees, agents or Professionals, and shall be paid on the Effective Date, subject to the restrictions set forth in the MSA Modification Agreement. Any dispute with respect to such compensation shall be resolved by agreement among the parties or, if the parties are unable to agree, by the Bankruptcy Court.

                                   ARTICLE IX

                           PROVISIONS FOR TREATMENT OF
                     DISPUTED CLAIMS GOVERNING DISTRIBUTIONS

     Section 9.01 Objections to Claims and Interests. An Objection to the allowance of a Claim or Interest shall be in writing and shall be filed with the Bankruptcy Court by the Debtors or the Reorganized Debtors at any time on or before the Claim Objection Deadline or the Interest Objection Deadline, unless another date is established by the Bankruptcy Court or the Plan. The Reorganized Debtors shall have the right to petition the Bankruptcy Court for an extension of such dates. The objecting party shall serve a copy of each such Objection upon the Holder of the Claim or Interest to which it pertains. The Debtors or the Reorganized Debtors, as the case may be, will prosecute each Objection to a Claim or Interest until determined by a Final Order unless the Debtors or the Reorganized Debtors (i) compromise and settle an Objection to a Claim or Interest by written stipulation, subject to Bankruptcy Court approval, if necessary, or (ii) withdraw an Objection to a Claim or Interest. The failure by the Debtors or the Reorganized Debtors to object to any Claim or Interest for voting purposes shall not be deemed a waiver of the rights to object to, or re-examine, any such Claim or Interest, as applicable, in whole or in part.

     Section   9.02   Amendments   to  Claims  and   Requests   for  Payment  of
Administrative Expense Claims; Claims Filed After the Bar Dates. Unless otherwise provided in a Final Order of the Bankruptcy Court:

          a. after the Bar Date, a Claim on account of which a Proof of Claim is not timely filed in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or an Order of the Bankruptcy Court, may not be filed or amended without the authorization of the Bankruptcy Court and, even with such Bankruptcy Court authorization, may be amended by the Holder of such Claim solely to decrease, but not to increase, the face amount or priority; and

          b. except as provided for in Section 10.03 of the Plan, after the Administrative Expense Claims Bar Date, a Claim on account of which a request for payment of Administrative Expense Claims is not timely filed in accordance with Section 10.02, may not be filed or amended without the authorization of the Bankruptcy Court and, even with such Bankruptcy Court authorization, may be amended by the Holder of such Claim solely to decrease, but not to increase, the face amount or priority.

Except as otherwise provided in the Plan, any new or amended Claim filed after the Bar Date or the Administrative Expense Claims Bar Date (as applicable) shall be deemed Disallowed in full and expunged without any action by the Debtors or Reorganized Debtors, unless the Holder of such Claim has obtained prior Bankruptcy Court authorization for the filing. The Holder of a Claim that is disallowed pursuant to this Section 9.02 shall not receive any distribution on account of such Claim. The Debtors or Reorganized Debtors shall file with the Bankruptcy Court and serve on the Holder of any Claim whose Claim is deemed Disallowed pursuant to this

     Section 9.02, but whose Proof of Claim or request for payment of an Administrative Expense Claim is subsequently deemed timely Filed or Allowed notwithstanding this Section 9.02 by a Final Order of the Bankruptcy Court, any Objection to such Claim or request for estimation thereof within sixty (60) days (or such later date as the Bankruptcy Court shall approve) after any such order becomes a Final Order.

     Section 9.03 No Payment or Distribution Pending Allowance. All references to Claims and Interests and amounts of Claims and Interests refer to the amount of the Claim or Interest Allowed by operation of law, Final Order of the Bankruptcy Court or the Plan. Accordingly, notwithstanding any other provision in the Plan, no payment or distribution shall be made on account of or with respect to any Claim or Interest to the extent it is a Disputed Claim or Disputed Interest unless and until the Disputed Claim or Disputed Interest becomes an Allowed Claim or an Allowed Interest, as applicable.

     Section 9.04 Disputed Distribution. If any dispute arises as to the identity of a Holder of an Allowed Claim who is to receive any distribution, the Debtors, Reorganized Debtors, or the Disbursing Agent may, in lieu of making such distribution to such Holder, make such distribution into an escrow account until the disposition thereof shall be determined by Final Order of the Bankruptcy Court or by written agreement among the interested parties to such dispute.

     Section 9.05 Estimation. In order to effectuate distributions pursuant to the Plan and avoid undue delay in the administration of the Estate, the Debtors or the Reorganized Debtors, as the case may be, shall have the right, at any time, to seek an order of the Bankruptcy Court, after notice and a hearing (which notice may be limited to the Holder of such Disputed Claim and which hearing may be held on an expedited basis), estimating a Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, irrespective of whether the Debtors or Reorganized Debtors has previously objected to such Claim or Interest or whether the Bankruptcy Court has ruled on any such Objection. If the Bankruptcy Court estimates any contingent, Disputed or unliquidated Claim or Interest, that estimated amount will constitute either the Allowed Amount of such Claim or Interest or a maximum limitation on such Claim or Interest, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim or Interest, the Debtors or Reorganized Debtors may elect to pursue any supplemental proceedings to object to any ultimate payment on account of such Claim or Interest. All of these Objection and resolution procedures are cumulative and not necessarily exclusive of one another. In addition to seeking estimation of Claims as provided in this Section 9.05, the Debtors or Reorganized Debtors may resolve or adjudicate any Disputed Claim in the manner in which the amount of such Claim and the rights of the Holder of such Claim would have been resolved or adjudicated if these Chapter 11 Cases had not been commenced. Claims may be subsequently compromised, settled, withdrawn or resolved by the Debtors or Reorganized Debtors pursuant to Section 9.06 herein.

     Section 9.06 Resolution of Disputed Claims and Interests. Unless agreed to otherwise, prior to the Effective Date, the Debtors or the Reorganized Debtors, as the case may be, shall have the sole right (i) to initiate and prosecute any Objections to Claims against or any Interests in the Debtors or the Estates,
(ii) to request estimation of each such Claim and Interest pursuant to Section 9.05 of the Plan, (iii) to litigate any Objection to Final Order, (iv) to settle or to compromise any Claim or Interest or (v) to withdraw any Objection to any Claim or Interest.

                                    ARTICLE X

                         BAR DATES FOR UNSECURED CLAIMS,
              ADMINISTRATIVE EXPENSE CLAIMS AND PROFESSIONAL CLAIMS

     Section 10.01 Effect of Bar Date for Certain Claims.  Except as provided in
Section 7.03 hereof with respect to executory contracts and unexpired leases, any Holder of a Claim against the Debtors arising prior to, or which may be deemed to have arisen prior to, the Petition Date that failed to file such Proof of Claim on or before the Bar Date shall be forever barred, estopped and enjoined from asserting such Claims (or filing proofs of Claim with respect thereof) in any manner against the Debtors or their Property or Assets, and the Debtors shall be forever discharged from all indebtedness or liability with respect to such Claims, and such Holders shall not be permitted to vote on the Plan or to participate in any distribution in these Chapter 11 Cases on account of such Claims or to receive further notices regarding such Claims and shall be bound by the terms of the Plan. In the event either of the Debtors or Reorganized Debtors amend their respective Schedules, such Debtor or Reorganized Debtor shall give notice of any amendment to the Holders of Claims affected thereby and such Holders shall be afforded thirty (30) days from the date such notice is given (or such other time period as may be fixed by the Bankruptcy Court) to File Proofs of Claim, if necessary, or be forever barred from doing so.

     Section 10.02 Bar Date for Certain Administrative Expense Claims. With the exception of applications for compensation for fees and reimbursement of expenses filed by Holders of Professional Claims for services rendered on or before the Effective Date as specified in Section 10.03 hereof, and except as otherwise set forth herein or in an order of the Bankruptcy Court regarding a specific Claim, all requests for payment of Administrative Expense Claims (or any other means of preserving and obtaining payment of Administrative Expense Claims found to be effective by the Bankruptcy Court) shall be filed by the Administrative Expense Claims Bar Date; provided, however, that no such request or application need be filed with respect to (i) U.S. Trustee's Fee Claims; (ii) Claims, liabilities or obligations incurred in the ordinary course of the Debtor's business after the Petition Date unless a dispute exists as to any such liabilities, or unless the provisions of the Bankruptcy Code require the filing of a request for payment as a precondition to payments being made on any such liability; and (iii) any Claims held by any other party as to whom an order of the Bankruptcy Court has been entered approving a later bar date for filing Administrative Expense Claims against the Debtors If requests for payment of Administrative Expense Claims are not timely filed, the Holders of such Claims shall be forever barred, estopped and enjoined from asserting such Claims in any manner against the Debtors or their Property or Assets.

     Section 10.03 Bar Date for Professionals. Final applications for compensation for services rendered and reimbursement of expenses incurred by Professionals (i) from the later of the Petition Date or the date as of which retention was approved through the Effective Date or (ii) at any time during the Chapter 11 Case when such compensation is sought pursuant to sections 503(b)(3) through (b)(5) of the Bankruptcy Code, shall be filed no later than twenty (20 days after the Effective Date or such date as the Bankruptcy Court approves, and shall be served on the parties whose addresses are set forth in Section 15.10 of the Plan. Applications that are not timely filed will not be considered by the Bankruptcy Court. The Debtors may pay any Professional Fees and expenses incurred after the Effective Date without any application to the Bankruptcy Court.

                                   ARTICLE XI

                            CONSUMMATION OF THE PLAN

     Section 11.01 Confirmation Order. The Confirmation Order shall not be entered unless and until the form and substance thereof, as well as any amendments to the Plan and Plan Documents, all have been approved by the Debtors and satisfactory to the Court. The Confirmation Order shall, inter alia, (i) provide that the provisions of the Confirmation Order are non-severable and mutually dependent, and (ii) have such other purpose and effect as provided in
Article XIII of the Plan.

     Section 11.02 Conditions to Consummation. The Plan shall not be consummated and the Effective Date shall be deemed not to have occurred unless and until the following conditions have occurred or have been duly waived (if waivable):

          a.   the Confirmation  Order providing the protection  contemplated in
               Section 13.03 of the Plan (in form and substance satisfactory to the Debtors in their sole discretion) shall have become a Final Order;

          b.   the  Bankruptcy   Court  shall  have  approved  the   information
               contained in the Disclosure Statement as adequate;

          c. the Bankruptcy Court shall have entered an order (contemplated to be part of the Confirmation Order) giving effect to, or authorizing and directing the Debtors or Reorganized Debtors to, take all actions necessary or appropriate to enter into, implement, and consummate the contracts, instruments, releases, indentures and other agreements or documents created, amended, supplemented, modified or adopted in connection with the Plan, which order is not subject to any stay or injunction; and

          d. no order of a court shall have been entered and shall remain in effect restraining the Debtors from consummating the Plan.

                                   ARTICLE XII

               OPERATION AND MANAGEMENT OF THE REORGANIZED DEBTORS

     Section 12.01 Continuation of Business. In accordance with, and subject to, the provisions of the Plan, the Reorganized Debtors shall continue to conduct the day-to-day operations of the Business.

     Section 12.02 Initial Management of Reorganized Debtor. The Debtors contemplates retention of the current employees necessary to the operation of the Business, including senior management. The Disclosure Statement discloses the identity and affiliations of post-confirmation directors and officers, together with all other information required by section 1129(a)(5) of the Bankruptcy Code. The board of directors for the Reorganized Debtors in each instance shall be Francis W. Murray who currently acts as sole director for each Debtor.

     Section 12.03 Tax Sharing Agreement. On the Effective Date ITG Vegas shall enter into the Tax Sharing Agreement, pursuant to which ITG Vegas shall pay to ITB the Tax Sharing Dividends.

     Section 12.04 Use of Other Available Cash. Subject to the limitations set forth in the MSA Modification Agreement, ITG Vegas will be permitted to spend or dividend, at its discretion, the 25% balance of the Free Cash Flow. Moreover, MJQ may pay dividends and transfer any other assets unless restricted by the MSA Modification Agreement (as reflected in the definitive agreements contemplated thereby).

     Section 12.05 Dividends to MJQ Interest Holder. MJQ Corporation may transfer, as a distribution to its sole shareholder or otherwise, notes receivable and other rights to the payment of money from Michael J. Quigley and Francis W. Murray, subject, however, to such restrictions as may apply pursuant to the MSA Modification Agreement or the definitive agreements with the Brennan Trustee contemplated by the MSA Modification Agreement. Nothing herein is intended to limit MJQ's right to spend or dividend the income it receives from the monthly bareboat charter fee.


                                  ARTICLE XIII

                             EFFECTS OF CONFIRMATION

     Section 13.01 Discharge. To the fullest extent permitted by applicable law, and except as otherwise provided in the Plan, the operative documents implementing the Plan, or the Confirmation Order, (A) on the Effective Date the Confirmation Order shall operate as a discharge under section 1141(d)(1) of the Bankruptcy Code, and release of any and all Claims, debts (as such term is defined in section 101(12) of the Bankruptcy Code) Liens, security interests, and encumbrances of and against the Debtors and all Property of the Estates, that arose before Confirmation, including without limitation, any Claim of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code and all principal and interest, whether accrued before, on or after the Petition Date, regardless of whether (i) a Proof of Claim in respect of such Claim has been filed or deemed filed, (ii) such Claim has been Allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the Holder of such Claim has voted on the Plan or has voted to reject the Plan; and (B) from and after the Effective Date,
(x) all Holders of Claims shall be barred and enjoined from asserting against the Reorganized Debtors and their Property any Claims, debts (as such term is defined in section 101(12) of the Bankruptcy Code), Liens, security interests, and encumbrances of and against all Property of the Estates and (y) the Debtors shall be fully and finally discharged of any liability or obligation on a Disallowed

Claim or a Disallowed Interest. Except as otherwise specifically provided herein, nothing in the Plan shall be deemed to waive, limit or restrict in any manner the discharge granted upon Confirmation of the Plan pursuant to section 1141 of the Bankruptcy Code.

     Section 13.02 Distributions in Complete Satisfaction. The distributions and rights provided under the Plan shall be in complete satisfaction, discharge and release, effective as of the Effective Date, of all Claims against, and Interests in, the Debtors and their Estates and all Liens upon any Property of the Estates except for Liens expressly continuing pursuant to the terms of the Plan or the operative documents between the Debtors and the Holder of a Claim regarding the treatment of the Claim under the Plan. The Holders of Liens satisfied, discharged and released under the Plan shall execute any and all documentation reasonably requested by the Debtors evidencing the satisfaction, discharge and release of such Liens.

     Section 13.03 Injunction. As part of the Confirmation Order, the Bankruptcy Court shall permanently enjoin and prohibit all Holders of Claims, Liens, encumbrances, rights and Interests in, to or against the Debtors or any of their Assets from asserting, prosecuting, or collecting such Claims, Liens (other than Liens expressly continuing pursuant to the terms of the Plan or the operative documents between the Debtors and the Holder of a Claim regarding the treatment of the Claim under the Plan), encumbrances, rights and Interests against the Reorganized Debtors; provided, however, that such injunction shall not apply to any Claim asserted against Reorganized Debtors by a claimant based on a default by the Reorganized Debtors in performance of their obligations to the claimant under the Plan as provided for in Article III.

     Section 13.04 Other Documents and Actions. The Debtors are authorized to execute such documents (including the Plan Documents) and take such other action as is necessary to effectuate the transactions provided for in the Plan.

     Section 13.05 Term of Injunctions or Stays. Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Cases under sections 105(a) or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

     Section 13.06 Preservation of Insurance. Except as necessary to be consistent with the Plan, the Plan and the discharge provided herein shall not diminish or impair (A) the enforceability of insurance policies that may cover Claims against the Debtors or any other Person or Entity or (B) the continuation of workers' compensation programs in effect, including self-insurance programs.

     Section 13.07 Guaranties. Notwithstanding the existence of guaranties by the Debtors of obligations of any Entity or Entities, and the Debtors' joint obligations with another Entity or Entities with respect to the same obligations, all Claims against the Debtors based upon any such guaranties shall be satisfied, discharged and released in the manner provided in the Plan and the Holders of Claims shall be entitled to only one distribution with respect to any given obligation of the Debtors.

     Section 13.08 Waiver of Subordination Rights. Any distributions under the Plan shall be received and retained free of and from any obligations to hold or transfer the same to any other Creditor, and shall not be subject to levy, garnishment, attachment or other legal process by any Holder by reason of claimed contractual subordination rights.

     Section 13.09 No Successor Liability. Except as otherwise expressly provided in the Plan, the Debtors do not, pursuant to the Plan or otherwise, assume, agree to perform, pay, or indemnify Creditors or otherwise have any responsibilities for any liabilities or obligations of the Debtors relating to or arising out of the operations of or assets of the Debtors, whether arising prior to, on, or after the Confirmation Date, except that the Debtors shall assume the obligations specified in the Plan and the Confirmation Order.

                                   ARTICLE XIV
                            RETENTION OF JURISDICTION

     Section 14.01 Exclusive Jurisdiction of Bankruptcy Court. Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, and until entry of the Final Decree, the Bankruptcy Court shall retain after the Effective Date exclusive jurisdiction of all matters arising out of, arising in or related to, each of the Chapter 11 Cases, to the fullest extent permitted by applicable law, including jurisdiction to:

          a. allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest (whether filed before or after the Effective Date and whether or not contingent, Disputed or unliquidated), including the compromise, settlement and resolution of any request for payment of any Administrative Expense Claim or Priority Claim, the resolution of any Objections to the allowance or priority of Claims or Interests and the resolution of any dispute as to the treatment necessary to reinstate a Claim pursuant to the Plan and to hear and determine any other issue presented hereby or arising hereunder, including during the pendency of any appeal relating to any Objection to such Claim or Interest (to the extent permitted under applicable law);

          b. grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan, for periods ending on or before the Effective Date;

          c. hear and determine motions, applications, adversary proceedings, contested matters and other litigated matters pending on, filed on, or commenced after the Effective Date including proceedings with respect to the rights of the Debtors to recover Property under sections 542, 543 or 553 of the Bankruptcy Code, or to otherwise collect or recover on account of any claim or Cause of Action that the Debtors or the Reorganized Debtors may have or retain;

          d. determine and resolve any matters related to the assumption, assumption and assignment or rejection of any executory contract or unexpired lease to which either of the Debtors is a party or with respect to which the Debtors may be liable, and to hear, determine and, if necessary, liquidate any Claims arising therefrom;

          e. to ensure that all payments due under the Plan and performance of the provisions of the Plan are accomplished as provided herein and resolve any issues relating to distributions to Holders of Allowed Claims pursuant to the provisions of the Plan;

          f. construe, and take any action and issue such orders, as may be necessary for the enforcement, implementation, execution and consummation of, the Plan and all contracts, instruments, releases, indentures and other agreements or documents created in connection with the Plan, including, without limitation, the
               Disclosure Statement and the Confirmation Order, for the maintenance of the integrity of the Plan and protection of the Reorganized Debtors in accordance with sections 524 and 1141 of the Bankruptcy Code following consummation;

          g. determine and resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation, implementation or enforcement of the Plan (and all Exhibits to the Plan) or the Confirmation Order, and the indemnification and injunction provisions set forth in and contemplated by the Plan or the Confirmation Order, or any Entity's rights arising under or obligations incurred in connection therewith;

          h.   enforce  the  terms  and  provisions  of  the  MSA   Modification
               Agreement and any documents or agreements executed pursuant thereto;

          i.   modify the Plan before or after the  Effective  Date  pursuant to section 1127 of the Bankruptcy Code and Section 15.04 hereof or modify the Disclosure Statement, the Confirmation Order or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order, or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order, in such manner as may be necessary or appropriate to consummate the Plan, to the extent authorized by the Bankruptcy Code, the Plan and the Plan Documents;

          j. issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation, implementation or enforcement of the Plan or the Confirmation Order;

          k. enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated;

          l. determine any other matters that may arise in connection with, or relating to, the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order, except as otherwise provided in the Plan;

          m. determine such other matters as may be provided for in the Confirmation Order;

          n. hear and determine any other matters related hereto and not inconsistent with chapter 11 of the Bankruptcy Code;

          o.   continue  to enforce the  automatic  stay  through the  Effective
               Date;

          p. hear and determine (A) disputes arising in connection with the interpretation, implementation or enforcement of the Plan or (B) issues presented or arising under the Plan, including disputes among Holders and arising under agreements, documents or instruments executed in connection with the Plan;

          q. enter a final decree closing the Chapter 11 Case or converting it to a Chapter 7 case;

          r.   determine  and resolve  controversies  related to the  Disbursing
               Agent.

          s.   enter  any  orders   necessary  to  effectuate  the  transactions
               contemplated in the Plan; and

          t.   hear and determine any other matter relating to the Plan.

     Section 14.02 Non-Exclusive Jurisdiction of Bankruptcy Court. Following the Effective Date, the Bankruptcy Court will retain non-exclusive jurisdiction of the Chapter 11 Case to the fullest extent permitted by applicable law, including, without limitation, jurisdiction to:

          a. recover all assets of the Debtors and Property of their Estates, wherever located;

          b. hear and determine any motions or contested matters involving taxes, tax refunds, tax attributes and tax benefits and similar or related matters with respect to the Debtors or the Debtors' Estates arising prior to the Effective Date or relating to the period of administration of the Chapter 11 Case, including, without limitation, matters concerning federal, state and local taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code; and

          c.   hear any other matter not inconsistent with the Bankruptcy Code.

     Section 14.03 Failure of Bankruptcy Court to Exercise Jurisdiction. If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction over any matter arising under, arising in or related to the Debtors, including with respect to the matters set forth above in Section 14.01 and Section 14.02 hereof, this Article XIV shall not prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such subject matter.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

     Section 15.01 Binding Effect of the Plan. The provisions of the Plan shall be binding upon and inure to the benefit of the Debtors, the Estate, the
Reorganized Debtors and any of their Affiliates, any Holder of any Claim or Interest treated herein or any Person named or referred to in the Plan, and each of their respective heirs, executors, administrators, representatives, predecessors, successors, assigns, agents, officers and directors, and, to the fullest extent permitted under the Bankruptcy Code and other applicable law, each other Person affected by the Plan.

     Section 15.02 Withdrawal of the Plan. The Debtors or Reorganized Debtors reserve the right, at any time prior to the substantial consummation (as that term is defined in section 1101(2) of the Bankruptcy Code) of the Plan, to revoke or withdraw the Plan. If the Plan is revoked or withdrawn or if the Confirmation Date does not occur, the Plan shall be null and void and have no force and effect. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors.

     Section 15.03 Final Order. Except as otherwise expressly provided in the Plan, any requirement in the Plan for a Final Order may be waived by the Debtors or Reorganized Debtors upon written notice to the Bankruptcy Court. No such waiver shall prejudice the right of any party in interest to seek a stay pending appeal of any order that is not a Final Order.

     Section 15.04 Modification of the Plan. The Debtors or Reorganized Debtors may alter, amend or modify the Plan or Plan Documents under section 1127 of the Bankruptcy Code or as otherwise permitted at any time prior to the Confirmation Date. After the Confirmation Date and prior to the substantial consummation of the Plan, and in accordance with the provisions of section 1127(b) of the Bankruptcy Code and the Bankruptcy Rules, the Debtors, Reorganized Debtors, and any party in interest may, so long as the treatment of Holders of Claims or Interests under the Plan is not adversely affected, institute proceedings in the Bankruptcy Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, the Disclosure Statement or the Confirmation Order and any other matters as may be necessary to carry out the purposes and effects of the Plan; provided, however, prior notice of such proceedings shall be served in accordance with Bankruptcy Rule 2002.

     Section 15.05 Business Days. If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

     Section 15.06 Severability. Should the Bankruptcy Court determine, prior to the Confirmation Date, that any provision of the Plan is either illegal on its face or illegal as applied to any Claim or Interest, such provision shall be unenforceable as to all Holders of Claims or Interests or to the specific Holder of such Claim or Interest, as the case may be, as to which the provision is illegal. Unless otherwise determined by the Bankruptcy Court, such a
determination  of  unenforceability   shall  in  no  way  limit  or  affect  the
enforceability and operative effect of any other provision of the Plan. The Debtors reserve the right not to proceed with Confirmation or consummation of the Plan if any such ruling occurs.

     Section 15.07 Governing Law. EXCEPT TO THE EXTENT THAT (i) THE BANKRUPTCY CODE OR BANKRUPTCY RULES OR OTHER FEDERAL LAWS ARE APPLICABLE, OR (ii) THE PROVISIONS OF ANY CONTRACT, INSTRUMENT, RELEASE, INDENTURE OR OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION WITH THE PLAN PROVIDE THAT THE LAW OF A DIFFERENT JURISDICTION SHALL GOVERN, THE CONSTRUCTION, IMPLEMENTATION AND ENFORCEMENT OF THE PLAN AND ALL RIGHTS AND OBLIGATIONS ARISING UNDER THE PLAN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO CONFLICTS-OF-LAW PRINCIPLES WHICH WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA OR THE UNITED STATES OF AMERICA.

     Section 15.08 Dissolution of the Committee. Upon payment in full of (or deposit into the Disputed Claims Reserve on account of) Class 3A Claims, the Committee shall be automatically dissolved and all members, Professionals and agents of such Committee shall be deemed released of their duties, responsibilities and obligations, and shall be without further duties, responsibilities and authority in connection with the Debtors, the Chapter 11 Cases, the Plan or its implementation. Until the Committee is dissolved, its professionals shall be compensated by the Reorganized Debtors in accordance with
Section 10.03. Any dispute as to compensation shall be resolved by the Bankruptcy Court.

     Section 15.09 Payment of Statutory Fees. Notwithstanding any other provisions of the Plan to the contrary, the Reorganized Debtors shall pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. ss. 1930(a)(6), within ten (10) days of the entry of the Confirmation Order, for pre-Confirmation periods and simultaneously provide to the United States Trustee an appropriate affidavit indicating the cash disbursements for the relevant period. The Reorganized Debtors shall further pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. ss. 1930(a)(6) for post-Confirmation periods within the time period set forth in 28 U.S.C. ss. 1930(a)(6), based upon all post-Confirmation disbursements made by the

Reorganized Debtors, until the earlier of the closing of this case by the issuance of a Final Decree by the Bankruptcy Court, or upon the entry of an order by the Bankruptcy Court dismissing this case or converting this case to another chapter under the United States Bankruptcy Code, and the Reorganized Debtors shall provide to the United States Trustee upon the payment of each post-Confirmation payment an appropriate affidavit indicating all the cash disbursements for the relevant period.

     Section 15.10 Notices. Any notice required or permitted to be provided under the Plan shall be in writing and served by either (i) certified mail, return receipt requested, postage prepaid, (ii) hand delivery, or (iii) reputable overnight delivery service, freight prepaid, upon the following:

To the Debtors:

ITG Vegas, Inc.
One East 11th Street
Suite 500
Riviera Beach, FL 33404
Attn: Francis X. Murray
Telephone: (561)845-2101, Ext. 112
Facsimile: (561)845-1201

MJQ Corporation
One East 11th Street
Suite 500
Riviera Beach, FL 33404
Attn: Francis X. Murray
Telephone: (561)845-2101, Ext. 112
Facsimile: (561)845-1201


With a copy to Debtor's counsel:

Kozyak Tropin & Throckmorton, P.A.
200 S. Biscayne Boulevard
Suite 2800, Wachovia Financial Center
Miami, Florida 33131
Attn:  John W. Kozyak, Esq.
       Laurel M. Isicoff, Esq.
Telephone: (305)372-1800
Facsimile: (305)372-3508

With a copy to the following interested parties:

Office of the U.S. Trustee                  Drinker Biddle & Reath LLP
51 S.W. First Avenue, Suite 1204            Attorneys for the Brennan Trustee
Miami, Florida 33130                        500 Campus Drive
Attention: Heidi Feinman, Esq.              Florham Park, New Jersey 07932-1047
Telephone: (305)536-7285                    Attn: Robert Malone, Esq.
Facsimile: (305)536-7360                    Telephone: (973)360-1100
                                            Facsimile: (973)360-9831
Kluger, Peretz, Kaplan & Berlin, P.A.
Attorneys for the Committee
Miami Center, 17th Floor
201 South Biscayne Blvd.
Miami, Florida 33131
Attn: Robyn Spalter, Esq.
Telephone: (305)379-9000
Facsimile: (305)379-3428



     Section 15.11 Filing of Additional Documents. On or before substantial consummation of the Plan, the Debtors or Reorganized Debtors shall issue, execute, deliver, and file with the Bankruptcy Court or record any agreements and other documents, and take any action as may be necessary or appropriate to effectuate, consummate and further evidence the terms and conditions of the Plan.

     Section 15.12 Time. Unless otherwise specified herein, in computing any period of time prescribed or allowed by the Plan, the day of the act or event from which the designated period begins to run shall not be included. The last day of the period so computed shall be included, unless it is not a Business Day, in which event the period runs until the end of next succeeding day that is a Business Day. Otherwise, the provisions of Bankruptcy Rule 9006 shall apply.

     Section 15.13 No Interest. Unless otherwise specifically provided for in the Plan or Confirmation Order or Allowed by a Final Order of the Bankruptcy Court, postpetition interest shall not accrue or be paid on Claims, and no Holder of a Claim or Interest shall be entitled to such interest or any penalty or late charge accruing on or after the Petition Date on any such Claim or Interest. Interest shall not accrue or be paid upon any Disputed Claim with respect to the period from the Petition Date to the date paid with respect to such Claim once Allowed, except as otherwise provided herein.

     Section 15.14 No Attorneys' Fees. No attorneys' fees will be paid by the Debtors or Reorganized Debtors with respect to any Claim or Interest except as expressly specified herein or Allowed by a Final Order of the Bankruptcy Court.

     Section 15.15 Defenses with Respect to Unimpaired Claims. Except as otherwise provided in the Plan, nothing shall affect the rights and legal and equitable defenses of the

Debtors or Reorganized Debtors, with respect to any Unimpaired Claim, including, but not limited to, all rights in respect of legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

     Section 15.16 No Injunctive Relief. Except as provided in the MSA Agreements as modified by the MSA Modification Agreement, or any definitive documents executed thereunder, no Claim or Interest shall under any circumstances be entitled to specific performance or other injunctive, equitable or other prospective relief.

     Section 15.17 Continued Confidentiality Obligations. Pursuant to the terms thereof, members of and advisors to any Committee, any other Holder of a Claim or Interest and their respective predecessors, successors and assigns shall continue to be obligated and bound by the terms of any confidentiality agreement executed by them in connection with these Chapter 11 Cases or the Debtors, to the extent that such agreement, by its terms, may continue in effect after the Confirmation Date.

     Section 15.18 No Admissions. Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed an admission by the Debtors with respect to any matter set forth herein, including, without limitation, liability on any Claim or Interest or the propriety of any classification of any Claim or Interest.

     Section 15.19 Entire Agreement. The Plan sets forth the entire agreement and undertakings relating to the subject matter hereof and supersedes all prior discussions and documents. The Debtors shall not be bound by any terms, conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof, other than as expressly provided for herein or as may hereafter be agreed to by the parties in writing.

     Section 15.20 Waiver. The Debtors reserve the rights, in their sole discretion, to waive any provision of the Plan to the extent such provision is for the sole benefit of the Debtors or their Affiliates.

     Section 15.21 Plan Supplement. Any and all exhibits, lists or schedules not filed with the Plan or the Disclosure Statement shall be contained in a Plan Supplement and filed with the Bankruptcy Court not later than five (5) Business Days prior to the commencement of the Confirmation Hearing. Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Interests may obtain a copy of the Plan Supplement upon written request to counsel to the Debtors at the addresses set forth in Section 15.10 of the Plan.

                              CONFIRMATION REQUEST

     The Debtors hereby requests confirmation of the Plan pursuant to section 1129(a) or, in the event that the Plan is not accepted by each of those Classes of Claims or Interests entitled to vote, section 1129(b) of the Bankruptcy Code.

Dated:   July 10, 2003                ITG VEGAS, INC.
                                      Debtor-in-Possession

                                      By:
                                         --------------------------------
                                         Francis X. Murray,Vice-President


                                      MJQ CORPORATION
                                      Debtor-in-Possession

                                      By:
                                         ---------------------------
                                         Francis X. Murray,President



                                      Respectfully submitted,

                                      KOZYAK, TROPIN & THROCKMORTON, P.A.
                                      Attorneys for the Debtors-in-Possession
                                      200 S. Biscayne Boulevard, Suite 2800
                                      Miami, Florida 33131
                                      Telephone: (305)372-1800
                                      Facsimile: (305)372-3508

                                      By:
                                         ----------------------
                                         John W. Kozyak
                                         Florida Bar No. 200395
                                         Laurel M. Isicoff
                                         Florida Bar No. 350923

                                  Plan Exhibits

Exhibit "A"                MSA Modification Agreement

Exhibit "B"                Tax Sharing Agreement

Exhibit "C"                Executory Contracts to be Assumed

                      TERM SHEET FOR PLAN OF REORGANIZATION

     This Term Sheet (the "Agreement") is entered into and agreed to by and among Donald F. Conway, the Chapter 11 Trustee (the "Trustee") for the bankruptcy estate (the "Brennan Bankruptcy Estate") of Robert E. Brennan, ("Brennan"), on the one hand; and ITG Vegas, Inc. ("ITG Vegas"), a Nevada corporation and MJQ Corporation ("MJQ") a Delaware corporation (collectively the "Debtors") and International Thoroughbred Breeders, Inc. ("IT13", collectively, the Debtors and ITB shall hereinafter be referred to as "ITB Cos.") on the other, regarding the potential resolution of their respective claims to the Palm Beach Princess (the "Vessel"), its related assets and business operations and ITB's default under the Stock Purchase Agreement (collectively the "Business Claims"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Settlement Agreement dated February 22, 2002 and related documents.

1. Objective. To provide for the financial restructuring of the ITI3 Cos. obligations under the Master Settlement Agreement, Purchase and Sale Agreement, and Stock Purchase Agreement (collectively, the "MSA Agreements") through the Debtors' plan of reorganization (the "Plan") on terms and conditions no less favorable to the Trustee than set forth herein. This Agreement preserves ITB's net operating losses for the benefit of the Debtors, allows an upstreaming of resources to ITB, and provides additional time for ITI3 Cos. to satisfy their obligations under the MSA Agreements.

2. Bankruptcy Proceedings. Debtors' will file within twenty days of acceptance of this Agreement by all parties hereto the Plan and disclosure statement incorporating the terms and conditions of this Agreement. This Agreement shall be an exhibit to the Plan.

3. Term. ITB Cos. payment obligations under the MSA Agreements (together with any and all accrued and unpaid interest thereon, all fees and costs, hereinafter collectively called the "Payment Obligations") shall be payable over a period not longer than three (3) years (the "Term") commencing upon the effective date ("Effective Date") of the Debtors' Plan. The Debtors will make every effort to achieve an Effective Date by October 15, 2003. ITB Cos. shall be jointly and severally liable for the Payment Obligations.

4. The Payment Obligations. On the Effective Date, the Payment Obligations will consist of the following:

     a.   ITG Vegas's payment obligation to Trustee in the amount of $9,750,000.

     b. ITB's payment obligation to the Trustee of $1,511,035.70, plus interest thereon from December 13, 2002 to January 23, 2003 at 9% and thereafter at 11% until the Effective Date, plus $225,000 in consideration of the Trustee's agreement to sell to ITI3 an additional 450,000 shares of ITB common stock. The Payment Obligation will not include any late fees.

     c. The Payment Obligations will be amortized over a period of three years and shall be paid in full no later than the third anniversary of the Effective Date.

5. Interest. Base Interest on the Payment Obligation shall accrue at 12% per annum based on a 360-day year ("Base Interest").

6.   Payments to Trustee

     a. Upon Effective Date. - A Forbearance Fee (not to be applied to Payment Obligation) in the amount of $350,000 shall accrue to the Trustee on the Effective Date. $ 100,000 of the Forbearance Fee shall be payable on the Effective Date ("Cash Forbearance"). The balance of $250,000 ("Deferred Forbearance") shall be payable, without interest, on the earlier of 1) the date on which the Payment Obligations are paid in full, 2) the third anniversary of the Effective Date, or 3) the date on which ITG Vegas has monetized its receivable due from OC Realty and received proceeds of at least $250,000.

     b. Monthly - On the first business day of each month, in the following order, after the payment of all ordinary and necessary operating costs of the Debtor incurred in the ordinary course of business and consistent with the budgets provided to the Trustee and consistent with the terms and provisions of this Agreement:

               i. Monitoring Fee (not to be applied to Payment Obligation) - $5,000 plus reimbursement to the Trustee for Druker, Rahl and Fein fees and expenses related to the monitoring of the Debtors' operations. The total Monitoring Fee shall not exceed $12,500 per month on a cumulative basis.

               ii. $400,000 - Principal and Base Interest Payment to Trustee, applied first to accrued and unpaid Base Interest on Payment Obligation, and thereafter to principal on Payment Obligation. At its sole discretion, ITB Cos. may at any time make additional principal payments ("Additional Principal Payments") to reduce the outstanding Payment Obligation.

               iii. In the event the Debtors fall to pay the regularly scheduled
                    Principal and Base Interest Payment in any month, ITB Cos. will be entitled upon reasonable written notice to the Trustee to defer payments to avoid a default (a "Deferral"). The Debtors shall not be in default unless the aggregate Deferral at any point in time exceeds $800,000 plus any Additional Principal Payments plus any Sweep Payments (collectively, the "Payment Deferral Reserve"), except that the Payment Deferral Reserve shall not exceed $800,000 after 34 months of the Term and may not exceed $400,000 after 35 months of the Tenn. It being understood that the Payment Obligation must be paid in full within the 36 month Term and nothing herein shall be construed to extend such Tenn. During any payment deferral month, no payments may be made to:

                    1. MJQ with respect to the monthly $50,000 Bare Boat Charter fee (except as provided in Section 7(b));

                    2. ITB with respect to the monthly $ 100,000 Tax Sharing Fee; or

                    3. Capital expenditures unless (a) approved in advance by the Trustee/ISP which approval will not be unreasonably withheld or delayed, (b) in case of emergency necessary for the safety, seaworthiness or classification of the Vessel, or (c) such capital expenditures that were previously ordered under a non-cancelable commitment during a non-deferral period.

                    4.   Any payments so deferred must be brought  current prior
                         to  any   payments   to  MJQ,   ITB,   or  for  capital
                         improvements other then as described above.

     c. Stay Bonus - The Trustee shall be entitled to a Stay Bonus in the amounts of $200,000 and $100,000 which shall accrue on the 1st day of the 13th and 25th months, respectively, after the Effective Date if any Payment Obligation shall be outstanding on those dates. Any amounts so accrued shall be payable on the earlier of 1) the date on which the Payment Obligation is paid in full, or 2) 36 months after the Effective Date, and shall not be applied to the Payment Obligation.

     d. Sweep Payment - Beginning with ITG Vegas' 2004 fiscal year (commencing December 29, 2003), and annually thereafter on ITG Vegas' fiscal year accounting schedule, 75% of all ITG Vegas' Free Cash Flow for the period, shall be paid to the Trustee as a Sweep Payment, to be applied first to accrued and unpaid Interest on the Payment Obligation, then to principal on the Payment Obligation and thereafter to the accrued and unpaid Forbearance Fee and Stay Bonuses. Free Cash Flow is defined as Operating Income (as defined by GAAP) before depreciation and amortization, less (1) debt service on account of the Payment Obligations, (2) taxes currently due and payable, (3) replenishment, if necessary, of the $500,000 Operating Reserve, (4) Allowable Capital Expenditures (as defined in Section 10(a) below), (5) Additional Capital Expenditure Reserve (as defined in Section 10(b) below), and
          (6) Tax Sharing Payments made to ITB. The computation shall be made based on the year to date unaudited financial statements of ITG Vegas, with any payment required to be made to the Trustee by the following March 3 1. The first Sweep Payment will be due on March 31, 2005. The calculation of the Sweep Payment shall be prepared by ITG Vegas, certified by its Chief Financial Officer, and submitted to the Trustee no later than 75 days following ITG Vegas' fiscal year end. The Trustee shall have the right to examine ITG Vegas' books and records supporting the Sweep Payment calculation. Should the Trustee dispute any aspect of the calculation and such dispute cannot be resolved between ITG Vegas and the Trustee, an independent accountant acceptable to both shall be engaged to perform the calculation. The cost of such independent accountant shall be paid by the Debtors.

     e. Default - In the event of a default by any of the ITB Cos. under this Agreement, the Trustee shall be entitled to his reasonable attorneys' fees and costs. In the event the

          Trustee declares a default and there is an ultimate determination that there was no default then ITB Cos. shall be entitled to reasonable attorneys' fees and costs. In the event the Trustee declares a default and there is an ultimate determination that there was a nonmaterial default but not a material default then neither side shall be entitled to attorneys' fees and costs.

7.   Payments to MJQ

     a. Monthly - So long as the Debtors' are current with all payments due to the Trustee, the Debtors' may pay to MJQ a maximum monthly Bare Boat Charter fee of $50,000. In the event that a MJQ Payment is deferred, the Debtors may bring the MJQ Payments current provided, however that ITB Cos. are current on all payments due the Trustee.

     b. On the Effective Date and at any time when payments to MJQ with respect to the Bare Boat Charter have been deferred or suspended, ITG Vegas may advance funds to MJQ for the purposes of:

               i. Paying reasonable and necessary costs of defending the Quijada litigation not to exceed a cumulative total of $ 100,000 but only in the event that the costs of defending the claim are not covered by insurance ("Quijada Disbursements").

               ii. Paying reasonable and necessary out-of-pocket documented business expenses of FWM, not to exceed $25,000 on the Effective Date and $5,000 per month thereafter (collectively with Quijada Disbursements, the "MJQ Advances"). Any Bare Boat Charter fees payable in accordance with this Agreement shall be first reduced to offset any MJQ Advances. Any additional amounts payable will be paid subject to the terms of this agreement.

8.   Payments to ITB -

     a. Monthly - So long as the Debtors' are current with all payments due to the Trustee, the Debtors' may pay to ITB a maximum monthly Tax Sharing Fee to JTB of $100,000. In the event that an ITB Payment is deferred, the Debtors may bring the ITB Payments current provided, however that ITB Cos. are current on all payments due the Trustee.

9.   Payments to General Unsecured Creditors

     a. Upon Effective Date - Payment in cash of 50% of allowed general unsecured claims, exclusive of claims of insiders and affiliates ("Allowed Unsecured Claims"), and the establishment of a reserve (the "Disputed Claims Reserve") sufficient to satisfy 50% of disputed general unsecured claims, exclusive of claims of insiders and affiliates ("Disputed Unsecured Claims").

     b. Monthly - Payment of $70,000 into segregated account ("Creditor Account") for six months to be applied to final payment.

     c. Final Payment - Six months after Effective Date, payment in full of Allowed Unsecured Claims, together with interest at 8% from the Effective Date and additional funding of the Disputed Claims Reserve sufficient to satisfy Disputed Unsecured Claims in full in the event such claims become Allowed Unsecured Claims.

10.  Capital Expenditures-

     a. Allowable Capital Expenditures - So long as the Debtors' are current with all payments due to the Trustee, the Debtors' may expend up to $300,000 per year (prorated for the 2003 fiscal year) plus the reasonable and necessary costs of Drydock (not to exceed $3 50,000 in each of 2003 and 2005) and Wetdock (not to exceed $ 100,000 in each of 2004 and 2006) (collectively, "Budgeted Capex"). The Debtors shall utilize the funds allocated for Budgeted Capex to ensure that the Vessel is maintained in good working order and consistent with the standards of safety and seaworthiness, as dictated by the United States Coast Guard, International Maritime Organization (IMO), the Republic of Panama and/or Det Norske Veritas (or the classification society to which the Vessel currently belongs). Notwithstanding the foregoing, the Debtors' management, with the prior consent of the Trustee/ISP, which consent will not be unreasonably withheld or delayed, may make necessary capital expenditures required to correct any mechanical deficiency which may negatively impact the Vessel's service schedule and to maintain acceptable standards of safety and seaworthiness as dictated by the United States Coast Guard, International Maritime Organization (IMO), the Republic of Panama and/or Det Norske Veritas (or the classification society to which the Vessel currently belongs), that may result in exceeding the Budgeted Capex provided above. Payments under this Section 10(a) shall be hereinafter referred to as "Allowable Capital Expenditures."

     b. Additional Capital Expenditure Reserve - At the end of each fiscal year, prior to there being a Sweep Payment, in the event that there is no uncured event of default, the Debtors shall be permitted to establish an Additional Capital Expenditure Reserve equal to the lesser of the Free Cash Flow as defined in Section 6.d. (exclusive of the Additional Capital Expenditure Reserve) not to exceed $400,000 for fiscal year 2004 and $150,000 for fiscal year 2005. Any reserve set up hereunder shall be spent at the discretion of the Debtor subject to the limitations provided in Section 6.b.iii.

11. Subordination. All related party liabilities of ITG Vegas shall be converted to unsecured debt or otherwise subordinated with no payments to be made until after Payment Obligation is paid in full, including, but not limited to, unsecured claims held by ITB, MJQ, Francis W. Murray ("FWM"), Francis X. Murray ("FXM"), Michael Quigley ("Quigley"), and Leo Equity Group, Inc. Notwithstanding the foregoing, FXM shall be entitled to receive his employee bonus, which sum shall not be subordinated. Nothing in this paragraph is intended to adversely affect the payments otherwise authorized in this Agreement.

12.  Security to Trustee.

     a. A perfected first priority security interest, subject to applicable maritime law, in all Debtors' current and after acquired assets including but not limited to cash, receivables, equipment, leases, operating agreements, contracts, inventory, goods, intellectual property, customer lists, etc. (subject however to the collateral dedicated to General Unsecured Creditors until they are paid in full), except for the receivables due to MJQ from FWM and/or Quigley. Upon payment of the Deferred Forbearance, the Trustee shall release his security interest in Debtors' receivable from OC Realty and MJQ Development. The Trustee's interest in cash (except for Cash Float) shall be perfected by a cash management agreement.

     b.   Deed in lieu of foreclosure on Vessel to be held in escrow.

     c. First priority security interest in all of Debtors' stock subject to no other liens or encumbrances. In the event the Trustee exercises his remedies with respect to the Debtors' stock, it is expressly understood that the Trustee shall have no right to collect on (i) the prepetition receivables due from FWM and/or Quigley and (ii) if the Deferred Forbearance has been paid, prepetition receivables due from OC Realty and MJQ Development.

     d. All security pledged under MSA Agreements to remain in effect except as provided in this Agreement.

     e. ITB shall be entitled to monetize the GSP Note. If the GSP Note is monetized prior to the Effective Date, then ITB shall place $900,000 of the proceeds of the GSP Note in escrow for the Trustee. If the Effective Date does not occur by December 31, 2003 the $900,000 shall be released to the Trustee as a payment on the Stock Purchase Agreement. If the Effective Date does occur by December 3 1, 2003, the $900,000 shall be released to ITB. If the GSP Note is monetized after the Effective Date, and ITB Cos. are not in default of their Payment Obligations hereunder, the $900,000 will be released to ITB and the Trustee shall release his security interest in the proceeds of the GSP Note. To the extent that ITB Cos. are in default at the time of such monetization, such default must be cured prior to the release of proceeds to ITB.

     f. If the Debtors are able to refinance less than the then outstanding Payment Obligation (together with any unpaid interest, Forbearance Fee, and Stay Bonus), the Trustee agrees to subordinate his lien to the new lender or investor and to execute an intercreditor agreement with the new lender or investor so long as:

               i. All payments due to the Trustee under this agreement are current;

               ii.  No event of default has occurred and remains uncured;

               iii. The terms of subordination  are commercially  reasonable and approved by the Trustee, which approval shall not be unreasonably withheld;

               iv. The refinancing proceeds are sufficient to either reduce the Payment Obligation by at least $9,750,000 or pay the Payment Obligation in full (together with any unpaid interest, Forbearance Fee, and Stay Bonus); and

               v. Any remaining Payment Obligation will be amortized via monthly payments equal to the greater of 1) $ 100,000 or 2) the amount which will amortize the remaining Payment Obligation over the number of months remaining in the Tenn.

13.  Security to Unsecured Creditors.

     a.   A perfected first priority security interest in the Creditor Account.

     b. A perfected first priority security interest in the cash on board the Vessel and the office furniture and equipment located in the Debtors' offices at the Port of Palm Beach. The Trustee shall have a perfected second priority security interest in the Collateral pledged to the Unsecured Creditors, other than the Creditor Account, which shall become a first lien upon payment in full of the obligations owed to the Unsecured Creditors.

14.  Oversight.

     a. Debtors shall consent to the continued oversight by the Trustee's representative, agents and professionals including but not limited to ISP and Druker, Rahl and Fein and provide access to all relevant information relating to the Vessel and operations. ISP shall conduct monthly inspections of the Vessel and reviews of its operations to the extent deemed necessary by the Trustee. The Trustee shall have the right to instruct Druker, Rahl and Fein to conduct monthly on-site inspections of the books and records relating to the operations of the Debtors. The Trustee or his agents will provide notice of such site visits and make arrangements with the Debtors so as to avoid unduly impinging with the Debtors' operations. Debtors shall defend, indemnify, and hold ISP, Druker, Rahl and Fein and Trustee's other agents and professionals (collectively "Trustee Reps") harmless against any third party loss, claim, action, liability, or other matter related to or arising out of Trustee Reps' oversight, provided that any such third party loss, claim, action, liability, or other matter is not caused solely by the willful misconduct or bad faith of Trustee Reps.

     b. Debtors shall provide Trustee a copy of the annual budget in the form that has been traditionally been prepared, together with any budget revisions. The budget will comply with all the financial covenants set forth in this Agreement. The Debtors will also provide to Trustee by the 15th day of each calendar month a monthly revenue/expense comparison report for the preceding month and by each Wednesday the weekly cash receipt and disbursement report for the preceding week. Each report shall be certified by the Debtors' President or Chief Financial Officer.

     c. The Trustee shall have the right to require that the Debtors provide an audit of the fiscal year financial statements of ITG Vegas.

     d.   ITG  Vegas  shall   provide   Trustee   annually  with  the  following
          statements:

               i. Within 120 days after the end of its (ITB's) fiscal year (currently June 30), 1) an annual audit report of ITI3 certified by an Independent Certified Public Accountant, and
                    2) an annual audit report of ITG Vegas certified by an Independent Certified Public Accountant for the same reporting period.

               ii.  See 6.d. regarding reporting of Sweep Payment.

15.  Remedies upon Event of Default

     a. ITB Cos. shall have 30 days to cure a payment default (after utilization of any available Payment Deferral Reserve), one fiscal quarter to cure a deficiency in the working capital ratio requirement, and 15 days (after written notice from the Trustee) to cure any other event of default, but in no event shall any cure period be extended beyond the Term. Upon the event of a default (after expiration of any grace period), all payment obligations of ITI3 Cos. including payment of Payment Obligation, Forbearance Fees and any accrued Stay Bonus shall be accelerated, due and payable in the Trustee's sole discretion.

     b. Upon the expiration of the earlier of (i) the applicable cure period or (ii) the Term, a six month "Orderly Liquidation Period" shall commence. During such Orderly Liquidation Period:

               i. The Debtors shall be required to continue to operate the Vessel and its business operations in the ordinary course and consistent with prior practices except as set forth in this Section 15(b);

               ii.  All cash receipts shall be deposited into a lock box.

               iii. ISP or such other  representative  of the  Trustee  shall be authorized to oversee the Debtors operations, including but not limited to casino operations, cash receipts, and administrative office operations.

               iv. Any funds drawn from the lock box shall require the joint signatures of ITG Vegas and ISP or such other Trustee representative.

               v. No payments shall be made to ITB or MJQ for any purpose. After payment of all expenses incurred in the ordinary course of business, all remaining cash flow shall be distributed monthly to the Trustee and applied first to Default Interest, second to reimburse the Trustee's reasonable fees and expenses including attorneys, accountant and ISP arising out of or related to the Debtors' default, third to any accrued and unpaid Stay Bonus, fourth to any accrued and unpaid Forbearance Deferral, fifth to unpaid Base Interest on Payment Obligation, and thereafter to principal balance of Payment Obligation (the "Default Obligations"). During the Orderly Liquidation Period,
                    interest shall accrue at 15% compounded monthly on the principal balance of Payment

                    Obligation, accrued and unpaid Forbearance Deferral, and any accrued and unpaid Stay Bonus ("Default Interest").

               vi. Within 30 days, Debtors shall develop a plan of liquidation, including the retention of a broker reasonably acceptable to the Trustee, to be approved by the Trustee.

               vii. Beginning  immediately upon the Orderly  Liquidation Period,
                    ITB Cos. shall solicit and cooperate with prospective purchasers.

               viii.ITB Cos.  agrees to accept any reasonable  offer to purchase the Vessel and its operations which will satisfy the Default Obligations in full .

               ix. ITB Cos. cannot, without the approval of the Trustee, accept any offer that does not pay in full the Default Obligations, including accrued interest.

               x. Any material breach of any of the provisions set forth herein shall be an immediate default and automatically terminate the Orderly Liquidation Period.

     c. Upon the expiration of the Orderly Liquidation Period or any material default of any of ITB Cos. obligations set forth in Section 15(b) above, the Trustee or his designee may immediately cause the deed to be recorded to transfer ownership of the Vessel and the Related Assets (along with Liabilities pursuant to Section 11 of the MSA Agreement) without notice to ITB Cos. pursuant to the MSA Agreement and this Agreement. The Trustee or his designee will use commercially reasonable efforts to sell such assets. Upon sale of such assets, Trustee will remit to ITB Cos. any sale proceeds in excess of: 1) the outstanding Default Obligation plus accrued and unpaid interest, 2) fees and costs incurred by the Trustee after the expiration of the cure period, and 3) expenses of sale. To the extent that such sale proceeds are less than the remaining Payment Obligation, the Trustee shall have the right to pursue any other collateral given under this agreement. The parties anticipate that the Trustee will sell this asset in a 363 sale. The Trustee will not object to the Debtors as a bidder for this asset at such sale provided that the Debtors meet the same financial qualifications as all other bidders.

     d. ITB Cos. shall have a one-time right to cure all defaults (other than non-payment of amounts due by reason of acceleration) during the initial Orderly Liquidation Period. Any acceleration of the Payment Obligation, Stay Bonus and Deferred Forbearance (collectively, "Acceleration Payments") shall be rescinded and be in no further force and effect. In order to cure all defaults during this period, ITB Cos. shall pay all Default Obligations other than Acceleration Payments. It being understood that ITB Cos. shall have no right to cure beyond the Term or in any subsequent Orderly Liquidation Period.

16.  Covenants and Agreements.

     a. Negative pledge on all assets of Debtors, except for MJQ receivables due from Quigley and/or FWM and subject to the payment in full of the Deferred Forbearance, OC Realty and MJQ Development.

     b. ITB Cos. shall consent to relief from the automatic stay in favor of the Trustee in any subsequent bankruptcy proceedings.

     c. ITG Vegas must maintain a current ratio of no less then 1: 1, tested quarterly.

     d. No sale, transfer, hypothecation, encumbrance, issuance, re-issuance, recapitalization of Debtors' stock, merger, or sale of assets of the Debtors (except in the ordinary course of business or as excepted in 16.a. above) without the consent of the Trustee.

     e. No payments by ITG Vegas other then as outlined in this Agreement and in the ordinary course of business and consistent with the operating budgets as modified time to time and provided to the Trustee.

     f. The Bare Boat Charter agreement shall remain in full force and effect until the Payment Obligation together with accrued and unpaid interest, Stay Bonus and Forbearance Fees, is paid in full. It shall not be terminable in the event of a payment default to MJQ without the written consent of the Trustee.

     g. No directors fees, loans, or dividends shall be made payable to Francis X. Murray and Francis W. Murray by ITG Vegas. The Debtors' employment agreement with Francis X. Murray shall continue on terms no more favorable to Francis X. Murray than are currently in place, except that Francis X. Murray will be entitled to annual raises of no greater than 5% per annum. In addition, no benefits or cost reimbursements shall be made available to Francis X. Murray and Francis W. Murray outside the ordinary course of business.

     h. On Effective Date, all employees employed by ITB on December 15, 2002 shall be switched back to the payroll of ITB. Employees to be returned to the payroll of ITB include William Warner, Christine Rice Newell, Tanuja Murray, Helene Monturano, Elizabeth Kerr Barr and Eduardo Ayrosa.

     i. ITB shall agree to purchase at $.50 per share all other shares of ITB stock that the Trustee may acquire. Trustee shall have the right, but not the obligation, to sell such shares to ITB. If Trustee exercises his right to sell such shares to ITB, this payment obligation will not be payable until the Payment Obligations have been paid in full, the maximum annual payment to be made by ITB with respect of any such additional stock purchase shall not exceed $50,000 a year, and no interest shall be payable on any such deferred payment obligations. Transfer to ITB of any of the additional shares will not occur until ITB has paid the purchase price in full.

     j. ITG Vegas shall not incur any additional indebtedness for borrowed money or the deferred purchase price of property without the Trustee's consent.

     k. ITG Vegas shall maintain the Maritime Office Complex Lease and Operating Agreement with the Port of Palm Beach in full force and effect.

     l. ITG Vegas shall have the right to use or dispose of its 25% share of Free Cash Flow as determined in Section 6(d) of this Agreement in its discretion but only after the Trustee receives his 75% share and the Debtors are not otherwise in default or in a Deferral period.

     m. FXM shall substitute his guaranty in lieu of the guaranty of Quigley provided under the MSA Agreements.

17. Bankruptcy Court Approval. This Agreement shall be incorporated into the Plan and subject to Bankruptcy Court approval in Florida and approval by the New Jersey Bankruptcy Court pursuant to Fed. R. Bankr. P. 9019. It being understood that MSA Agreements shall remain in full force and effect except as modified pursuant to the terms of this Agreement. The Trustee shall use his commercially reasonable best efforts to have this Agreement approved by the New Jersey Bankruptcy Court. ITI3 Cos. shall use their commercially reasonable best efforts to have a Plan confirmed consistent with the terms and provisions of this Agreement by the Florida Bankruptcy Court. The Florida Bankruptcy Court shall retain sole jurisdiction over confirmation and consummation of the Plan.

18. ITB Cos. hereby agree to use their reasonable best efforts to obtain an order of the Bankruptcy Court confirming the Plan as expeditiously as commercially reasonable under the Bankruptcy Code and Bankruptcy Rules and consistent with the terms and conditions of this Agreement. The Debtors further agree to make such amendments to the Plan as reasonably requested by the Trustee and consistent with the terms of this Agreement. The Debtors agree to consult with the Trustee and obtain the Trustee's prior approval, which approval shall not be unreasonably delayed or withheld, with respect to any amendments to the Plan.

19. The Trustee agrees that he shall not file a competing plan of reorganization and shall support the Plan consistent with the terms and provisions of this Agreement. The obligations of the Trustee shall remain effective and binding and shall terminate, at the election of the Trustee, only upon the earliest to occur of (a) the Debtors file with the Bankruptcy Court any plan or reorganization or liquidation other than the Plan or modifies or amends the Plan in any respect such that it would be inconsistent with the terms and provisions set forth in this Agreement; (b) the Debtors shall fail to file the Plan and Disclosure Statement on or before July 1, 2003; (c) the Debtors or ITI3 materially breaches any of their obligations under this Agreement; (d) the Debtors shall withdraw or revoke the Plan or publicly announce its intention not to pursue the Plan;
     (e) either Chapter 11 Cases shall have been converted to a case under Chapter 7; or (f) the Debtors shall have breached their obligations to make adequate protection payments to the Trustee.

20. Good Faith Negotiation of Documents. Each party hereby further covenants and agrees to negotiate the Disclosure Statement, the Plan, and any definitive documents relating to any of the foregoing documents (collectively, the "Definitive Agreements"), in good faith and, in any event, in all material respects consistent with this Agreement. Definitive Agreements are to be finalized prior to the hearing on the Disclosure Statement.

21. The signatories hereto represent and warrant that they have full authority to execute this Stipulation.

22. This Agreement may be signed in counterparts. A copy of this Agreement bearing a facsimile signature of a party hereto shall be the same as a manually executed counterpart for all purposes.

23. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, assigns and representatives. It being expressly understood that the Trustee shall have the right to assign his rights and interests under this Agreement pursuant to a plan of reorganization approved by the New Jersey Bankruptcy Court, provided such assignee assumes all obligations of the Trustee hereunder and the MSA Agreements.


ACKNOWLEDGED AND AGREED:

MJQ CORPORATION

By:
   ------------------------------
   Name:  Francis X. Murray
   Title: President

INTERNATIONAL THOROUGHBRED
BREEDERS, INC.

By:
   ------------------------------
   Name:  Francis W. Murray
   Title: President

ITG VEGAS, INC.

By:
   ------------------------------
   Name:  Francis X. Murray
   Title: Vice President

FRANCIS X. MURRAY

By:
   ------------------------------
   Name: Francis X. Murray

DONALD F. CONWAY, CHAPTER II TRUSTEE
BANKRUPTCY ESTATE OF
ROBERT E. BRENNAN

By:
   -------------------------------
   Name: Donald F. Conway
   Title:Chapter 11 Trust

                                                                    EXHIBIT 2.2

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                              (Palm Beach Division)

-------------------------------------------   x
                                              : Chapter 11 Case Nos.
In re                                         :
                                              : 03-30038-BKC-PGH
ITG VEGAS, INC., et al.,                      :
                                              :
              Debtor.                         :
                                              :
-------------------------------------------   x
In re                                      :    03-30039-BKC-PGH
                                           :
MJQ CORPORATION,                           :
                                           :
              Debtor.                      :
__________________________________________ x


                  FIRST MODIFICATION TO DEBTORS' AMENDED JOINT
                        CHAPTER 11 PLAN OF REORGANIZATION


     Pursuant to 11 U.S.C. ss.1127, the Debtors, ITG Vegas, inc. ("ITGV") and MJQ Corp. ("MJQ") (collectively the "Debtors") submit the following modifications to Debtors' Amended Joint Chapter 11 Plan of Reorganization dated July 10, 2003 (the "Plan"):

     A. The following shall be added as the final sentence to subsection 3.05.f.1 and as the final sentence to subsection 3.06.c.1:

          The Debtors shall take all reasonable steps to maintain coverage under their protection and indemnity coverage and assurances, including defense of all indemnified actions as required under such coverage.

     B.  The  following  shall  be added  as the  last  sentence  to  subsection
3.06.a.2:

          The Debtors shall at all times maintain the Cash On Board at $700,000, and should the Cash On Board fall below the $700,000, Debtors shall restore the level to $700,000 on the next Business Day when banks are open.

     C. The following shall be added as a new subsection 3.06.a.4 and Subsections 3.06.a.4 and 3.06.a.5 shall be renumbered as 3.06.a.05 and 3.06.a.6 respectively:

          4. Until all Class 3A Claims have been paid or provided for in the Disputed Claims Reserve, the Debtors shall:

               i. Provide the Committee with a copy of their annual budget together with any budget revisions. The Debtors will also provide the Committee with a weekly cash receipt and disbursement report for the preceding week which report reflects the daily Cash On Board.

               ii. The Committee will be consulted for any expenditure out of the ordinary course of business that is not a budgeted expense (as defined below), except for items that are necessary to correct any mechanical deficiency which may negatively impact the vessel's service schedule and to maintain acceptable standards of safety and seaworthiness, or the Vessel's classification. The Committee will have five days to object to such proposed expenditure. If no objection is received within the five days then the Committee is deemed to have consented to the expenditure. If a written objection is received within the five days then the Debtors will need to seek Court approval for the expenditure. "Budgeted expense" means those expenditures described on the annual budget that the Debtors prepare, as modified from time to time, and will also include any expenditures or reserves that are permitted pursuant to the Modification to Master Settlement Agreement attached to the Plan.


     I HEREBY CERTIFY that I am admitted to the Bar of the United States District Court for the Southern District of Florida and I am in compliance with the additional qualifications to practice in this court set forth in Local Rule 2090-1(A).

                        KOZYAK TROPIN & THROCKMORTON, P.A.
                        Attorneys for Debtors
                        2800 Wachovia Financial Center
                        200 South Biscayne Boulevard
                        Miami, Florida 33131-2335
                        Tel: (305) 372-1800
                        Fax: (305) 372-3508

                        By:______________________________
                            John W. Kozyak
                            Florida Bar No. 200395
                            Laurel M. Isicoff
                            Florida Bar No. 350923
                            Sol B. Genet
                            Florida Bar No. 617911


                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that a true and correct copy of the foregoing was served by U.S. Mail this ___ day of September, 2003 to: all parties on the attached service list, and by fax to those indicated with an asterisk.


                       By: _______________________________
                                Laurel M. Isicoff